Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Registrant Name	Seanergy Maritime Holdings Corp.
Entity Central Index Key	0001448397
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well Known Seasoned Issuer	No
Entity Common Stock Shares Outstanding	7,317,662
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS [Abstract]:
Cash and cash equivalents	$ 17,734	$ 53,787
Restricted cash	19,560	10,385
Accounts receivable trade, net	1,764	999
Due from related parties	405	0
Inventories	2,512	1,459
Other current assets	1,457	1,829
Total current assets	43,432	68,459
FIXED ASSETS [Abstract]:
Vessels, net	381,129	597,372
Office equipment, net	15	29
Total fixed assets	381,144	597,401
OTHER ASSETS [Abstract]:
Goodwill	4,365	17,275
Deferred charges	7,358	13,086
Other non-current assets	177	180
TOTAL ASSETS	436,476	696,401
CURRENT LIABILITIES [Abstract]:
Current portion of long-term debt	45,817	53,380
Trade accounts and other payables	2,595	2,340
Due to related parties	1,097	4,025
Accrued expenses	2,428	3,491
Accrued interest	1,936	1,009
Financial instruments	4,092	5,787
Below market acquired time charters	0	266
Deferred revenue - related party	142	1,041
Deferred revenue	590	1,452
Total current liabilities	58,697	72,791
Long-term debt, net of current portion	300,586	346,168
Financial instruments, net of current portion	270	2,777
Total liabilities	359,553	421,736
Commitments and contingencies
EQUITY [Abstract]:
Preferred stock	0	0
Common stock	1	1
Additional paid-in capital	279,292	279,278
Accumulated deficit	(202,370)	(4,614)
Total equity	76,923	274,665
TOTAL LIABILITIES AND EQUITY	$ 436,476	$ 696,401

Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Statement Of Financial Position [Abstract]:
Preferred stock par value	$ 0.0001	$ 0.0001
Preferred stock shares authorized	25,000,000	25,000,000
Preferred stock shares issued	0	0
Preferred stock shares outstanding	0	0
Common stock par value	$ 0.0001	$ 0.0001
Common stock shares authorized	500,000,000	500,000,000
Common stock shares issued	7,317,662	7,314,931
Common stock shares outstanding	7,317,662	7,314,931

Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES [Abstract]:
Vessel revenue - related party	$ 35,684	$ 44,175	$ 83,903
Vessel revenue	71,555	54,777	6,340
Commissions - related party	(1,327)	(1,546)	(2,226)
Commissions	(1,852)	(1,550)	(120)
Vessel revenue, net	104,060	95,856	87,897
EXPENSES [Abstract]:
Direct voyage expences	(2,541)	(2,399)	(753)
Vessel operating expenses	(34,727)	(30,667)	(16,222)
Voyage expenses - related party	(661)	(434)	(1,119)
Management fees - related party	(2,415)	(2,328)	(1,715)
Management fees	(576)	(316)	0
General and administration expenses	(8,070)	(7,606)	(5,928)
General and administration expenses - related party	(603)	(697)	(742)
Amortization of deferred dry-docking costs	(7,313)	(3,657)	(1,045)
Depreciation	(28,856)	(29,328)	(26,812)
Impairment loss for vessels	(188,995)	0	0
Impairment loss for goodwill	(12,910)	0	0
Gain from acquisition of subsidiary	0	0	6,813
Operating (loss) income	(183,607)	18,424	40,374
OTHER INCOME (EXPENSE), NET [Abstract]:
Interest and finance costs	(13,482)	(12,931)	(7,230)
Interest finance costs - shareholders	0	0	(386)
Interest income	60	358	430
Loss on interest rate swaps	(641)	(4,164)	(1,575)
Foreign currency exchange (losses) gains, net	(46)	14	(44)
Total other expenses	(14,109)	(16,723)	(8,805)
Net (loss) income before taxes	(197,716)	1,701	31,569
Income taxes	(40)	(60)	0
Net (loss) income	(197,756)	1,641	31,569
Less: Net (income) attributable to the noncontrolling interest	0	(1,509)	(1,517)
Net (loss) income attributable to Seanergy Maritime Holdings Corp. Shareholders	$ (197,756)	$ 132	$ 30,052
Net (loss) income per common share [Abstract]:
Basic	$ (27.04)	$ 0.02	$ 17.42
Diluted	$ (27.04)	$ 0.02	$ 14.77
Weighted average common shares outstanding [Abstract]:
Basic	7,314,636	5,861,129	1,725,531
Diluted	7,314,636	5,861,129	2,035,285

Consolidated Statements of Changes in Equity (USD $) In Thousands, except Share data	Total	Common stock [Member]:	Additional paid-in capital [Member]:	Accumulated deficit [Member]:	Total Seanergy shareholders' equity [Member]:	Noncontrolling interest [Member]:
Balance as of, Value at Dec. 31, 2008	$ 131,565		$ 166,363	$ (34,798)	$ 131,565
Balance as of, Shares at Dec. 31, 2008		1,490,748
Issuance of common stock to convert promissory note, value	29,597		29,597		29,597
Issuance of common stock to convert promissory note, shares		439,058
Issuance of common stock due to earn-out, value	17,275		17,275		17,275
Issuance of common stock due to earn-out, shares		287,205
Gain from acquisition	6,813					6,813
Noncontrolling interest contribution	10,000					10,000
Net income (loss) for the year ended	31,569			30,052	30,052	1,517
Stock based compensation	0
Balance as of, value at Dec. 31, 2009	226,819		213,235	(4,746)	208,489	18,330
Balance as of, shares at Dec. 31, 2009		2,217,011
Gain from acquisition	0
Net income (loss) for the year ended	1,641			132	132	1,509
Issuance of commons stock, value	28,526	1	28,525		28,526
Issuance of common stock, shares		1,796,333
Subsidiaries acquired, value	17,679		37,518		37,518	(19,839)
Subsidiaries acquired, shares		3,301,587
Stock based compensation	0
Balance as of, value at Dec. 31, 2010	274,665	1	279,278	(4,614)	274,665
Balance as of, shares at Dec. 31, 2010		7,314,931
Gain from acquisition	0
Net income (loss) for the year ended	(197,756)			(197,756)	(197,756)
Issuance of non-vested shares, shares		3,332
Redemption of partial shares due to reverse stock split, shares		(601)
Stock based compensation	14		14		14
Balance as of, value at Dec. 31, 2011	$ 76,923	$ 1	$ 279,292	$ (202,370)	$ 76,923
Balance as of, shares at Dec. 31, 2011		7,317,662

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities [Abstract]:
Net (loss) income	$ (197,756)	$ 1,641	$ 31,569
Adjustments to reconcile net (loss) income to net cash provided by operating activities [Abstract]:
Depreciation	28,856	29,328	26,812
Amortization of deferred finance charges	989	738	696
Amortization of deferred drydocking costs	7,313	3,657	1,045
Payments for dry-docking	(6,414)	(5,519)	(7,119)
Change in fair value of financial instruments	(4,202)	(27)	189
Amortization of acquired time charters	(266)	(319)	(125)
Stock based compensation	14	0	0
Impairment of vessels	188,995	0	0
Impairment of goodwill	12,910	0	0
Gain on acquisition	0	0	(6,813)
(Increase) decrease in operating assets [Abstract]:
Due from related parties	(405)	265	1,760
Inventories	(1,053)	(70)	1,222
Accounts receivable trade, net	(765)	(493)	(263)
Other current assets	371	904	(191)
Other non-current assets	3	0	(180)
Increase (decrease) in operating liabilities [Abstract]:
Trade accounts and other payables	255	37	(3,299)
Due to underwriters	0	(19)	(400)
Accrued expenses	1,356	(2,071)	(885)
Accrued charges on convertible note due to shareholders	0	0	670
Due to related parties	(2,928)	4,025	0
Premium amortization on convertible note due to shareholders	0	0	(379)
Accrued interest	927	(1,002)	1,176
Deferred revenue - related party	(899)	148	(2,523)
Deferred revenue	(862)	314	246
Net cash provided by operating activities	26,439	31,537	43,208
Cash flows from investing activities [Abstract]:
Acquisition of businesses, including of cash acquired	0	17,913	36,374
Additions to office furniture and equipment	0	(28)	(21)
Acquisition of noncontrolling interest	0	(10,000)	0
Net cash provided by investing activities	0	7,885	36,353
Cash flows from financing activities [Abstract]:
Deemed distribution upon acquisition of MCS	0	(2,054)	0
Net proceeds from issuance of common stock	0	28,526	0
Repayments of long term debt	(53,145)	(67,941)	(54,878)
Deferred finance charges	(172)	(841)	0
Noncontrolling interest contribution	0	0	10,000
Restricted cash (retained) released	(9,175)	(6,932)	1,381
Net cash used in financing activities	(62,492)	(49,242)	(43,497)
Net (decrease) increase in cash and cash equivalents	(36,053)	(9,820)	36,064
Cash and cash equivalents at beginning of period	53,787	63,607	27,543
Cash and cash equivalents at end of period	17,734	53,787	63,607
SUPPLEMENTAL CASH FLOW INFORMATION [Abstract]:
Cash paid for interest	11,045	11,070	6,447
Non-cash investing and financing activities [Abstract]:
Issuance of common shares at fair value for the acquisition of BET	0	30,952	0
Issuance of common shares at fair value for the acquisition of MCS	0	26,743	0
Deemed distribution to controlling shareholder - BET acquisition	0	(18,113)	0
Deemed distribution to controlling shareholder - MCS acquisition	0	(10)	0
Issuance of common shares at fair value upon conversion of convertible note	0	0	29,597
Issuance of warrants for offering	$ 0	$ 1,053	$ 0

Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2011
Organization Consolidation and Presentation of Financial Statements [Abstract]
Organization Consolidation and Presentation of Financial Statements Disclosure [Text Block]

1.	Basis of Presentation and General Information:

Seanergy Maritime Holdings Corp. (the "Company" or "Seanergy"), originally Seanergy Merger Corp., was formed under the laws of the Republic of the Marshall Islands on January 4, 2008, with executive offices located in Athens, Greece. The Company provides global transportation solutions in the dry bulk shipping sector through its vessel-owning subsidiaries for a broad range of dry bulk cargoes, including coal, iron ore, and grains or major bulks, as well as bauxite, phosphate, fertilizers and steel products or minor bulks.

The accompanying consolidated financial statements include the accounts of Seanergy Maritime Holdings Corp. and its subsidiaries (collectively, the "Company" or "Seanergy").

On May 20, 2010, a voting agreement between certain of the Company's shareholders expired, and from that date, the majority shareholders of the Company, the Restis family, became controlling shareholders of the Company. On May 28, 2010, the Company acquired 51% of MCS, a company wholly owned by the Restis family, for $33.0 million in cash. The acquisition was treated as a transaction between entities under common control and as such the Company consolidated MCS from the first day that both entities were under common control, May 20, 2010, using MCS' historical balances. Inclusion of MCS in the Company's consolidated financial statements resulted in a debit of $2.05 million to the Company's additional paid-in capital and a credit of $29.73 million to noncontrolling interest. The opening balances of MCS on May 20, 2010 were as follows:

Cash	48,860
Restricted cash	3,453
Inventories	263
Other current assets	762
Vessels	181,861
Other non-current assets	192
Other liabilities	(4,304)
Debt	(166,923)
Financial instruments	(3,485)
Net assets	60,679

51% of net assets acquired	30,946
Consideration paid	(33,000)
Deemed distribution (cash) to controlling shareholder	(2,054)

On September 15, 2010, the Company acquired the remaining 49% of MCS from the Restis family for consideration of approximately $29.0 million which was paid by the Company to the MCS Seller in the form of cash amounting to $3.0 million and 1,650,794 shares of the Company at an agreed price of $15.75 per share totaling $26.0 million. The transaction has been retrospectively recorded as of May 20, 2010 and resulted in the following:

Acquisition of non controlling interest of MCS	29,733
Due to non controlling shareholders of MCS	(3,000)
Issuance of common shares at fair value (additional paid-in capital)	(26,743)
Deemed distribution (non-cash) to controlling shareholder	(10)

For purposes of the earnings per share calculation in Note 23, the 1,650,794 shares were considered to be issued and outstanding as of May 20, 2010.

(b)	Acquisition of Bulk Energy Transport (Holdings) Limited ("BET") noncontrolling interest:

On July 15, 2009, the Company entered into an agreement with Constellation Bulk Energy Holdings Inc. ("Seller") to acquire the Seller's 50% ownership interest in Bulk Energy Transport (Holdings) Limited ("BET") for a nominal cash consideration of $1.00. On August 12, 2009, the Company closed on its previously announced agreement to purchase a 50% ownership interest in BET from the Seller. BET's other equity owner is Mineral Transport Holdings Inc. ("Mineral Transport"), which is an affiliate of members of the Restis family, one of the Company's major shareholders. On the closing day, the Company also entered into a shareholders' agreement with Mineral Transport whereby the Company was granted the right to appoint a majority on the board of directors of BET, thus obtaining control of BET. The acquisition was accounted for under the purchase method of accounting and accordingly, the assets acquired and liabilities assumed were recorded at their fair values. The aggregate purchase price for the shares was $1.00.

The Company estimated that the fair values of the assets acquired and liabilities assumed at acquisition were as follows:

Cash	36,374
Restricted cash	1,381
Trade and other receivables	2,844
Inventories	1,476
Vessels	126,000
Current portion of long term debt	(16,573)
Accounts payable and accruals	(5,722)
Acquired time charters	(710)
Derivative instruments	(4,917)
Long term debt net of current portion	(126,527)
Non controlling interest	(6,813)
Excess of fair value of assets acquired and liabilities assumed over consideration paid	(6,813)

The excess of the fair value of assets acquired and liabilities assumed over consideration has been recorded as bargain purchase gain and recorded in the line "Gain from acquisition" in the Company's consolidated statement of income. The bargain purchase gain was a result of the sellers' intent to divest from shipping operations. BET is a provider of worldwide ocean transportation services through the ownership of five dry bulk carriers. BET was incorporated in December 18, 2006 under the laws of the Republic of the Marshall Islands.

On October 22, 2010, the Company purchased from Mineral Transport, an affiliate of members of the Restis family, the remaining 50% ownership interest in BET for consideration that was paid by the Company to Mineral Transport in the form of cash amounting to $7.0 million and 1,650,794 shares of the Company at an agreed price of $15.75 per share totaling $26.0 million. The transaction was treated as a transaction between entities under common control.

The transaction has been retrospectively recorded as of May 20, 2010 and resulted in the following:

Acquisition of non controlling interest of BET	19,839
Due to non controlling shareholders of BET	(7,000)
Issuance of common shares at fair value (additional paid-in capital)	(30,952)
Deemed distribution (non-cash) to controlling shareholder	(18,113)

For purposes of the earnings per share calculation in Note 23, the 1,650,794 shares were considered to be issued and outstanding as of May 20, 2010.

(c)	Reverse stock split:

Effective June 24, 2011, the Company effected a fifteen-to-one reverse stock split on its issued and outstanding common stock (Note 16). All share and per share amounts disclosed in the financial statements give effect to this reverse stock split retroactively, for all periods presented.

(d)	Subsidiaries in consolidation:

Seanergy's subsidiaries included in these consolidated financial statements as of December 31, 2011 are as follows:

Company	Country of Incorporation	Date of Incorporation	Vessel name	Date of Delivery
Seanergy Management Corp.(1) (4)	Marshall Islands	May 9, 2008	N/A	N/A
Amazons Management Inc.(1)	Marshall Islands	April 21, 2008	Davakis G.	August 28, 2008
Lagoon Shipholding Ltd.(1)	Marshall Islands	April 21, 2008	Delos Ranger	August 28, 2008
Cynthera Navigation Ltd.(1)	Marshall Islands	March 18, 2008	African Oryx	August 28, 2008
Martinique International Corp.(1)	British Virgin Islands	May 14, 2008	Bremen Max	September 11, 2008
Harbour Business International Corp.(1)	British Virgin Islands	April 1, 2008	Hamburg Max	September 25, 2008
Waldeck Maritime Co.(1) (7)	Marshall Islands	April 21, 2008	African Zebra	September 25, 2008
Motion Shipholding Co.(8)	Marshall Islands	September 8, 2009	N/A	N/A
Bulk Energy Transport (Holdings) Limited (1)	Marshall Islands	December 18, 2006	N/A	N/A
Quex Shipping Inc.(2)	British Virgin Islands	January 3, 2007	BET Commander	August 13, 2009
Rossington Marine Corp.(2)	British Virgin Islands	January 3, 2007	BET Intruder	August 13, 2009
Rayford Navigation Corp.(2)	British Virgin Islands	January 3, 2007	BET Prince	August 13, 2009
Creighton Development Inc.(6)	British Virgin Islands	January 3, 2007	N/A	August 13, 2009
Pulford Ocean Inc.(2)	British Virgin Islands	January 3, 2007	BET Scouter	August 13, 2009
Lewisham Maritime Inc.(2)	British Virgin Islands	January 3, 2007	BET Fighter	August 13, 2009
Maritime Capital Shipping Limited (1)	Bermuda	April 30, 2007	N/A	May 21, 2010
Maritime Capital Shipping (HK) Limited (4)	Hong Kong	June 16, 2006	N/A	May 21, 2010
Maritime Fiesta Shipping Limited (3)	Liberia	August 14, 2007	Fiesta	May 21, 2010
Maritime Fantasy Shipping Limited (3)	Liberia	August 14, 2007	Pacific Fantasy	May 21, 2010
Maritime Fighter Shipping Limited (3)	Liberia	August 14, 2007	Pacific Fighter	May 21, 2010
Maritime Freeway Shipping Limited (3)	Liberia	August 14, 2007	Clipper Freeway	May 21, 2010
African Joy Shipping Limited (3)	British Virgin Islands	February 13, 2008	African Joy	May 21, 2010
African Glory Shipping Limited (3)	British Virgin Islands	October 24, 2007	African Glory	May 21, 2010
Asian Grace Shipping Limited (3)	British Virgin Islands	January 18, 2008	Asian Grace	May 21, 2010
Maritime Glory Shipping Limited (3)	British Virgin Islands	April 8, 2008	Clipper Glory	May 21, 2010
Maritime Grace Shipping Limited (3)	British Virgin Islands	April 8, 2008	Clipper Grace	May 21, 2010
African Grace Shipping Limited (5)	British Virgin Islands	October 3, 2007	N/A	May 21, 2010
Atlantic Grace Shipping Limited (6)	British Virgin Islands	October 9, 2007	N/A	May 21, 2010

(1) Subsidiaries wholly owned
(2) Vessel owning subsidiaries owned by BET
(3) Vessel owning subsidiaries owned by MCS
(4) Management company
(5) Liquidated on February 11, 2011
(6) Dormant company
(7) Sold on February 15, 2012 (Note 25(f))
(8) Dissolved on September 16, 2011

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Significant Acounting Policies [Text Block]

2.	Significant Accounting Policies:

(a)	Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (US GAAP) and include the accounts and operating results of Seanergy and its wholly-owned subsidiaries where Seanergy has control. Control is presumed to exist when Seanergy through direct or indirect ownership retains the majority of voting interest. In addition, Seanergy evaluates its relationships with other entities to identify whether they are variable interest entities and to assess whether it is the primary beneficiary of such entities. If the determination is made that the Company is the primary beneficiary, then that entity is included in the consolidated financial statements. When the Company does not have a controlling interest in an entity, but exerts a significant influence over the entity, the Company applies the equity method of accounting. All significant intercompany balances and transactions and any intercompany profit or loss on assets remaining with the Group have been eliminated in the accompanying consolidated financial statements.

(b)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States (US GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates include evaluation of relationships with other entities to identify whether they are variable interest entities, determination of vessel useful lives, allocation of purchase price in a business combination, determination of vessels impairment and determination of goodwill impairment.

(c)	Foreign Currency Translation

Seanergy's functional currency is the United States dollar since the Company's vessels operate in international shipping markets and therefore primarily transact business in US Dollars. The Company's books of accounts are maintained in US Dollars. Transactions involving other currencies are translated into the United States dollar using exchange rates, which are in effect at the time of the transaction. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated to United States dollars at the foreign exchange rate prevailing at year-end. Gains or losses resulting from foreign currency translation are reflected in the consolidated statements of income.

(d)	Concentration of Credit Risk

Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents, trade accounts receivable and derivative contracts (interest rate swaps). The Company places its cash and cash equivalents, consisting mostly of deposits, with high credit qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of the financial institutions in which it places its deposits. The Company limits its credit risk with accounts receivable by performing ongoing credit evaluations of its customers' financial condition. The Company does not obtain rights to collateral to reduce its credit risk. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties with high credit ratings.

(e)	Cash and Cash Equivalents

Seanergy considers time deposits and all highly liquid investments with an original maturity of three months or less to be cash equivalents. Restricted cash is excluded from cash and cash equivalents.

(f)	Accounts Receivable Trade, net

Accounts receivable trade, net at each balance sheet date, includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts. The provision for doubtful accounts at December 31, 2011 and 2010 amounted to $NIL and $NIL, respectively.

(g)	Inventories

Inventories consist of lubricants and bunkers which are stated at the lower of cost or market value. Cost is determined by the first in, first out method.

(h)	Insurance Claims

The Company records insurance claim recoveries for insured losses incurred on damage to fixed assets and for insured crew medical expenses. Insurance claim recoveries are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages or when crew medical expenses are incurred, recovery is probable under the related insurance policies, the claim is not subject to litigation and the Company can make an estimate of the amount to be reimbursed. The classification of the insurance claims into current and non-current assets is based on management's expectations as to their collection dates.

(i)	Vessels

Vessels acquired as a part of a business combination are recorded at fair market value on the date of acquisition. Vessels acquired as asset acquisitions are stated at historical cost, which consists of the contract price less discounts, plus any material expenses incurred upon acquisition (delivery expenses and other expenditures to prepare for the vessel's initial voyage). Vessels acquired from entities under common control are recorded at historical cost. Subsequent expenditures for conversions and major improvements are capitalized, when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Expenditures for routine maintenance and repairs are expensed as incurred.

(j)	Vessel Depreciation

Depreciation is computed using the straight-line method over the estimated useful life of the vessels, after considering the estimated salvage value. Salvage value is estimated by the Company by taking the cost of steel times the weight of the ship noted in lightweight ton (LWT). Salvage values are periodically reviewed and revised to recognize changes in conditions, new regulations or other reasons. Revisions of salvage values affect the depreciable amount of the vessels and affects depreciation expense in the period of the revision and future periods. Up to September 30, 2011, management estimated the salvage value of its vessels at $270 per LWT. Effective October 1, 2011, following management's reassessment of the residual values of the company's vessels, the estimated salvage value per LWT was increased to $435. This change reduced depreciation expense by $729 (approximately $0.10 per share) for the year ended December 31, 2011. Up to June 30, 2009, management estimated the useful lives of its vessels at 25 years from the date of their delivery from the shipyard. In July 2009, a time charter contract was successfully executed for one of the vessels that expires on the vessel's 26th anniversary, and based on the projected necessary dry-docking costs and understanding of the charterer's needs, the Company believes that it will complete the next dry-docking and be able to charter the vessel up to the vessel's 30th anniversary. Based on this event, as well as, considering that it is not uncommon for vessels to be operable to their 30th anniversary, effective July 1, 2009, the Company changed the estimated useful life of its fleet to 30 years. This change reduced depreciation expense by $8,039 (approximately $0.32 per share) for the year ended December 31, 2009.

(k)	Impairment of Long-Lived Assets (Vessels)

The Company reviews its long-lived assets held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the vessel is less than its carrying amount, the Company evaluates the asset for an impairment loss. Measurement of the impairment loss is based on the fair value of the asset. In this respect, management regularly reviews the carrying amount of the vessels in connection with the estimated recoverable amount for each of the Company's vessels. No impairment loss was recorded in 2009 or 2010. The Company tested its vessels for impairment as of September 30, 2011 and recorded an impairment loss of $188,995 in 2011 (see Notes 9 & 11).

(l)	Goodwill

Goodwill represents the excess of the aggregate purchase price over the fair value of the net identifiable assets acquired in business combinations accounted for under the purchase method. Goodwill is reviewed for impairment at least annually in December. The goodwill impairment test is a two-step process. Under the first step, the fair value of the reporting unit is compared to the carrying value of the reporting unit (including goodwill). If the fair value of the reporting unit is less than the carrying value of the reporting unit, goodwill impairment may exist, and the second step of the test is performed. Under the second step, the implied fair value of the goodwill is compared to the carrying value of the goodwill and an impairment loss is recognized to the extent that the carrying value of goodwill exceeds the implied fair value of goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis and market capitalization analysis. If the fair value of the reporting unit exceeds it carrying value, step two does not have to be performed.

The Company tests its goodwill for potential impairment at year end or whenever there is an indication of impairment. The fair value for goodwill impairment testing is estimated using the expected present value of future cash flows, using judgments and assumptions that management believes are appropriate in the circumstances. The future cash flows from operations are determined by considering the charter revenues from existing time charters for the fixed fleet days and an estimated daily time charter equivalent for the non-fixed days (based on a combination of 2-year forward freight agreements and the 10-year average historical charter rates available for each type of vessel). The Company tested its goodwill for potential impairment as of September 30, 2011 (see Note 10), and recorded a goodwill impairment charge of $12,910. There was no goodwill impairment for the years ended December 31, 2010 and 2009.

(m)	Dry-Docking and Special Survey Costs

The Company follows the deferral method of accounting for dry-docking costs and special survey costs whereby actual costs incurred are deferred and are amortized on a straight-line basis over the period through the expected date of the next dry-docking which is scheduled to become due in 2 to 3 years. Dry-docking costs which are not fully amortized by the next dry-docking period are expensed.

(n)	Commitments and Contingencies

Liabilities for loss contingencies, arising from claims, assessments, litigation, fines and penalties, environmental and remediation obligations and other sources are recorded when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

(o)	Fair value of above/below market acquired time charter

Where the Company identifies any assets or liabilities associated with the acquisition of a vessel, the Company records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters assumed when a vessel is acquired. The amount to be recorded as an asset or liability at the date of delivery of a vessel is based on the difference between the current fair values of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed. When the present value of the time charter assumed is greater than the current fair value of such charter, the difference is recorded as "Fair value of above market acquired time charter". When the opposite situation occurs, the difference is recorded as "Fair value of below market acquired time charter". Such assets and liabilities are amortized as a reduction of, or an increase in revenue, respectively over the period of the time charter assumed.

(p)	Revenue Recognition

Voyage revenues are generated from time charters, bareboat charters and voyage charters. A time charter is a contract for the use of a vessel for a specific period of time and a specified daily charter hire rate, which is generally payable in advance. Some of the time charters also include profit sharing provisions, under which additional revenue can be realized in the event the spot rates are higher than the base rates under the time charters. A bareboat charter is a contract in which the vessel is provided to the charterer for a fixed period of time at a specified daily rate, which is generally payable in advance. Voyage charter agreements are charter hires, where a contract is made in the spot market for the use of a vessel for a specific voyage at a specified charter rate per ton of cargo. A voyage is deemed to commence when a vessel is available for loading and is deemed to end upon the completion of the discharge of the delivered cargo.

Time charter revenue, including bareboat hire, is recorded over the term of the charter agreement as the service is provided and collection of the related revenue is reasonably assured. Under time charter, revenue is adjusted for the off hire days that the vessel spends due to major repairs dry dockings or special or intermediate surveys. Voyage charter revenue is recognized on a pro-rata basis over the duration of the voyage, when a voyage agreement exists, the price is fixed, service is provided and the collection of the related revenue is reasonably assured.

Deferred revenue represents cash received prior to the balance sheet date and is related to revenue applicable to periods after such date.

Revenues are recorded net of address commissions. Address commissions represent a discount provided directly to the charterers based on a fixed percentage of the agreed upon charter or freight rate.

(q)	Commissions

Commissions, which include address and brokerage commissions, are recognized in the same period as related charter revenues are recognized. Brokerage commissions to related parties are included in Voyage expenses - related The following are the commissions for the year ended December 31, 2011: (i) 1.25% commercial brokerage services commission to Safbulk Pty Ltd. ("Safbulk Pty") and Safbulk Maritime S.A. ("Safbulk Maritime"), together referred to as "Safbulk", both affiliates, (ii) 3.75% address commission to SAMC for the BET fleet, (iii) 3.75% address commission to Swissmarine Services S.A. ("Swissmarine"), an affiliate, for the BET fleet, (iv) 3.75% address commission to third party charterers, and (v) 1.25% brokerage commissions to third party brokers. Related party address commissions paid to SAMC and Swissmarine are included in Commissions - related party. Address commissions to third parties are included in Commissions.  Brokerage commissions to third parties are included in Direct voyage expenses.

(r)	Vessel voyage expenses

Vessel voyage expenses primarily consist of port, canal and bunker expenses that are unique to a particular charter and are paid for by the charterer under time charter agreements and other non-specified voyage expenses.

(s)	Repairs and Maintenance

All repair and maintenance expenses, including major overhauling and underwater inspection expenses are expensed in the year incurred. Such costs are included in Vessel operating expenses in the accompanying consolidated statements of income.

(t)	Financing Costs and Capitalized Interest

Underwriting, legal and other direct costs incurred with the issuance of long-term debt or to refinance existing debt are deferred and amortized to interest expense over the life of the related debt using the effective interest method. Unamortized fees relating to loans repaid are expensed in the period the repayment is made. Interest costs incurred on debt during the construction of vessels are capitalized. There were no interest costs capitalized during any of the years presented.

(u)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized, when applicable, for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest related to unrecognized tax benefits in interest expense and penalties in general and administration expenses. The only operation that creates profits subject to tax is Maritime Capital Shipping (HK) Limited, the South East Asia management office in Hong Kong, which is subject to Hong Kong profits tax at a rate of 16.5% on the estimated assessable profit for the year.

(v)	Stock-based compensation

Stock-based compensation represents vested and non-vested common stock granted to directors and employees for their services. The Company calculates stock-based compensation expense for the award based on its fair value on the grant date and recognizes it on a straight-line basis over the vesting period.

(w)	Earnings (Losses) per Share

Basic earnings (losses) per common share are computed by dividing net income (loss) available to Seanergy Maritime Holdings Corp. shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings (losses) per share, reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e. those that increase income per share or decrease loss per share) are excluded from the calculation of diluted earnings per share.

(x)	Segment Reporting

Seanergy reports financial information and evaluates its operations by total charter revenues and not by the length of vessel employment, customer, or type of charter. As a result, management, including the chief operating decision maker, reviews operating results solely by revenue per day and operating results of the fleet and thus, Seanergy has determined that it operates under one reportable segment. Furthermore, when Seanergy charters a vessel to a charterer, the charterer is free to trade the vessel worldwide and, as a result, disclosure of geographic information is impracticable (see Note 3(b)).

(y)	Financial Instruments

Derivative instruments (including certain derivative instruments embedded in other contracts) are recorded in the balance sheet as either an asset or liability measured at its fair value, with changes in the derivatives' fair value recognized currently in earnings unless specific hedge accounting criteria are met. The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. These contracts do not qualify for hedge accounting and as such changes in their fair values are reported to earnings. The fair value of these agreements equates to the amount that would be paid by the Company if the agreements were cancelled at the reporting date, taking into account current interest rates.

(z) Fair Value Measurements

The Company has adopted guidance for fair value measurements of financial assets and financial liabilities and for nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This guidance also establishes a framework for measuring fair value and expands disclosures about fair value measurements (see Note 13).

(aa) Presentation changes

Certain minor reclassifications have been made to the presentation of the 2009 consolidated financial statements, as originally published, to conform to those of 2011 and 2010.

(ab) Recent accounting pronouncements

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, "Fair Value Measurement (Topic 820)". The amendments in this ASU generally represent clarifications of Topic 820 but also results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards ("IFRS"). The ASU is effective for annual periods beginning after December 15, 2011. Early adoption is not permitted. The adoption of ASU 2011-04 will not have a material impact on the Company's consolidated financial statements.

In September 2011, the FASB issued ASU No. 2011-08, "Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment." The amendments in this ASU allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The ASU is effective for annual periods beginning after September 15, 2011. Early adoption is permitted. The adoption of ASU 2011-08 did not have any effect on the Company's consolidated financial statements.

Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

3.	Transactions with Related Parties:

(a)           Management Agreement:

On May 20, 2008, a management agreement was concluded between a wholly owned subsidiary of the Company, Seanergy Management Corp. ("Seanergy Management"), and EST, an affiliate, for the provision of technical management services relating to certain vessels for an initial period of two years from the date of signing. The agreement is automatically extended for successive one year periods, unless three months written notice of termination by either party is given prior to commencement of the next period. The fixed daily fee per vessel in operation for the year ended December 31, 2011, was EUR 460 (four hundred and sixty Euros) up to September 30, 2011 and was amended to USD 450 (four hundred and fifty USD) effective October 1, 2011, and for a period of one year. EST also manages the BET acquired vessels under similar terms as the ones for the initial Seanergy vessels. The related expense for the years ended December 31, 2011, 2010 and 2009, amounted to $2,415, $2,328 and $1,715, respectively, and is included under management fees — related party in the accompanying consolidated statements of income.

Concurrently with the closing of the BET acquisition on August 12, 2009, BET entered into a technical management agreement with EST and a commercial brokerage agreement with Safbulk Maritime at terms similar to those that the existing fleet has with these entities. Each of EST and Safbulk are affiliated with members of the Restis family and are the technical manager and commercial broker of the current fleet.

On September 2, 2008, a service agreement was signed between the Company and EST, for consultancy services with respect to financing, dealing and relations with third parties and assistance in the preparation of periodic reports to shareholders for a fixed monthly fee of $5. The agreement expired on December 2, 2008 and was extended for one 3 month period ended March 2, 2009. The related expense for the year ended December 31, 2009 amounted to $16 and is included under general and administrative expenses - related party (see Note 20).

Any services provided by EST to the Company for consultancy, financing, accounting, IT, legal or other expenses are invoiced as they incur.

(b)           Charter Agreements:

Pursuant to addendum dated July 24, 2009 to the individual charter party agreement dated May 26, 2008 between SAMC and Martinique Intl. Corp. (vessel Bremen Max), SAMC agreed to extend the existing charter party for the Bremen Max. Pursuant to the terms of the addendum, the vessel was chartered for a period of between 11-13 months, at the charterer's option. The charter commenced on July 27, 2009. The daily gross charter rate paid by SAMC was $15.5. The charter rate was subject to a commission of 1.25% payable to Safbulk Pty as commercial broker and 2.5% to SAMC as charterer. SAMC sub-chartered the vessel in the market and took the risk that the rate it received was lower than the period rate it was paying Seanergy. The charter party with SAMC expired in September 2010, at which point the vessel was employed with a third party charterer.

Pursuant to addendum dated July 24, 2009, to the individual charter party agreement dated May 26, 2008 between SAMC and Harbour Business Intl. Corp. (vessel Hamburg Max), SAMC agreed to extend the existing charter party for the Hamburg Max. Pursuant to the terms of the addendum, the vessel was chartered for a period of between 11-13 months, at the charterer's option. The charter commenced on August 12, 2009. The daily gross charter rate paid by SAMC was $15.5. The charter rate was subject to a commission of 1.25% payable to Safbulk Pty as commercial broker and 2.5% to SAMC as charterer. SAMC sub-chartered the vessel in the market and took the risk that the rate it received was lower than the period rate it was paying Seanergy. The charter party with SAMC expired in August 2010, at which point the vessel was employed with a third party charterer.

Pursuant to charter party agreements dated July 7, 2009, each of the BET Commander, the BET Prince, the BET Fighter, BET Scouter and the BET Intruder were chartered to SAMC at daily charter rates of $24, $25, $25, $26 and $15.5, respectively, for charters expired in August 2011, November  2011, June 2011, June 2011 and September 2011, respectively . For 2009, all charter rates for the BET fleet were subject to a commission of 3.75% to SAMC as charterer and 1.25% to Safbulk Maritime as a commercial broker. For 2010 and 2011, all charter rates for the BET fleet were subject to a commission of 3.75% to SAMC as charterer. SAMC sub-charters these vessels in the market and takes the risk that the rate it receives is lower than the period rate it is paying BET.

Pursuant to charter party agreements dated June 16, 2011, each of the BET Fighter and BET Scouter were chartered to Swissmarine for a period of 11 to 13 months, at a gross daily rate equal to the adjusted time charter average of the Baltic Capesize Index. Seanergy has a right to convert this to a fixed daily rate throughout the life of the contract, subject to the charterer's mutual consent. Both charters commenced in June 2011 and are subject to an address commission of 3.75% and a brokerage commission of 1.25% payable to Safbulk Pty.

Pursuant to a charter party agreement dated October 7, 2011, the BET Prince was chartered to Swissmarine for a period of 11 to 13 months, at a gross daily rate equal to the adjusted time charter average of the Baltic Capesize Index. Seanergy has a right to convert this to a fixed daily rate throughout the life of the contract, subject to the charterer's mutual consent. The charter commenced in November 2011 and is subject to an address commission of 3.75% and a brokerage commission of 1.25% payable to Safbulk Pty.

Pursuant to charter party agreement dated June 16, 2011, the BET Intruder was chartered to Swissmarine for a period of 11 to 13 months, at a gross daily rate of $12.3. The charter commenced on September 16, 2011. The charter rate for the BET Intruder is subject to an address commission of 3.75% and a brokerage commission of 1.25% payable to Safbulk Pty.

The address commissions amounted to $1,327, $1,546 and $2,226 for the years ended December 31, 2011, 2010 and 2009, respectively, and is recorded under commissions - related party in the accompanying consolidated statements of income.

(c)           Brokerage Agreement:

Under the terms of the brokerage agreements entered into by Safbulk Pty, as commercial broker, with Seanergy Management, for Seanergy's initial fleet of six vessels, and Safbulk Maritime and BET for the BET fleet, Safbulk provides commercial brokerage services to the Company's subsidiaries, which include, among other things, seeking and negotiating employment for the vessels owned by the vessel-owning subsidiaries in accordance with the instructions of Seanergy Management, as the case may be. Safbulk is entitled to receive a commission of 1.25% calculated on the collected gross hire/freight/demurrage payable when such amounts are collected. The brokerage agreements with Safbulk are automatically renewable for consecutive periods of one year, unless either party is provided with three months' written notice prior to the termination of such period.

The fees charged by Safbulk amounted to $661, $434 and $1,119 for the years ended December 31, 2011, 2010 and 2009, respectively, and are separately reflected as voyage expenses — related party in the accompanying consolidated statements of income.

(d)           Sublease Agreement:

On November 17, 2008, a lease agreement was entered into with Waterfront S.A,  a company affiliated with a member of the Restis family, for the lease of the executive offices. The initial lease term was from November 17, 2008 to November 16, 2011. Seanergy exercised its option to extend the term until February 28, 2014. The monthly lease payment was EUR 42,000. As of December 20, 2010, the monthly lease payment was amended to EUR 35,000 and as of January 1, 2012 the monthly lease payment was amended to EUR 25,000. The rent charged by Waterfront S.A. for the years ended December 31, 2011, 2010 and 2009, amounted to $603, $697 and $726, respectively, and is included under general and administration expenses — related party in the accompanying consolidated statements of income (see Notes 15 and 20).

(e)	V&P Law Firm (Vgenopoulos & Partners):

Mr. Ioannis Tsigkounakis, who was a member of the Board of Directors until November 18, 2009, when he resigned from Director and Officer of Seanergy, is a partner of V&P Law Firm, which the Company has retained in connection with certain legal matters. The related expense for the years ended December 31, 2011, 2010 and 2009, amounted to $9, $31 and $19, respectively.

(f)	Acquisition of subsidiaries:

For the acquisition of MCS and the acquisitions of the noncontrolling interests, see Note 1.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash and Cash Equivalents at Carrying Value [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]

4.	Cash and Cash Equivalents:

Cash and cash equivalents in the accompanying consolidated balance sheets are analyzed as follows:

	2011	2010
Cash at bank	13,603	31,728
Term deposits	4,110	22,049
Cash in hand	21	10
Total	17,734	53,787

Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash and Investments [Abstract]
Restricted Cash and Investments Disclosure [Text Block]

5.	Restricted Cash:

Restricted cash of $19,560 and $10,385 as of December 31, 2011 and 2010, respectively, comprises of bank deposits that are required under borrowing arrangements which are used to fund the loan installments coming due under the loan agreements. The funds can only be used for the purposes of loan repayment.

Due from / due to Related Parties	12 Months Ended
Dec. 31, 2011
Due to/Due from Related Parties [Abstract]
Due from/Due to Related Parties [Text Block]

6.	Due from / due to Related Parties:

As of December 31, 2011, due from related parties of $405 represents a receivable of $264 from SAMC and $141 from Swissmarine.

As of December 31, 2011, due to related parties of $1,097 represents liabilities of $989 to EST for working capital purposes mainly for dry-docking works performed during the fourth quarter of the year and liabilities of $108 to Waterfront S.A. for common building expenses for 2011. As of December 31, 2010, due to related parties of $4,025 represents liabilities to EST for working capital purposes mainly for dry-docking works performed during the fourth quarter of the year.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories [Text Block]
7.	Inventories:
  Inventories in the accompanying consolidated balance sheets are analyzed as follows:
	2011	2010
Lubricants	1,468	1,459
Bunkers	1,044	-
Total	2,512	1,459

Other Current Assets	12 Months Ended
Dec. 31, 2011
Other Assets Current [Abstract]
Other Current Assets Disclosure [Text Block]

8.	Other Current Assets:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	2011	2010
Prepaid expenses	1,105	916
Prepaid expenses and other current assets - related parties	13	39
Insurance claims	49	201
Other	290	673
Total	1,457	1,829

Fixed Assets	12 Months Ended
Dec. 31, 2011
Fixed Assets [Abstract]
Fixed Assets [Text Block]

9.	Fixed Assets:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Office Furniture and Fittings	Total Value
Cost:
Balance, December 31, 2009	481,551	30	481,581
-Additions	-	28	28
-Additions relating to MCS acquisition	181,861	-	181,861
Balance, December 31, 2010	663,412	58	663,470
Balance, December 31, 2011	663,412	58	663,470
Accumulated depreciation:
Balance, December 31, 2009	(36,731)	(10)	(36,741)
-Depreciation charge for the period	(29,309)	(19)	(29,328)
Balance, December 31, 2010	(66,040)	(29)	(66,069)
-Depreciation charge for the period	(28,842)	(14)	(28,856)
-Impairment charge	(187,401)	-	(187,401)
Balance, December 31, 2011	(282,283)	(43)	(282,326)

Net book value December 31, 2010	597,372	29	597,401

Net book value December 31, 2011	381,129	15	381,144

The Company evaluates the carrying amounts of vessels and related deferred dry-dock and special survey costs to periods over which long-lived assets are depreciated to determine if events have occurred which would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, management reviews certain indicators of potential impairment, such as vessel sales and purchases, business plans and overall market conditions.

As market expectations of future rates are low and the correlation between daily freight rates and vessel market values has historically been very high, expectations of most market participants point to the fact that values have further room to fall, even as they have retreated heavily from 2008 levels which were marked by historically high daily rates and vessel values that are unlikely to be revisited in the foreseeable future. On this basis, and given the sustainable unfavorable market conditions witnessed year to date, the Company proceeded with an impairment test of its vessels as of September 30, 2011.

The Company determined undiscounted projected net operating cash flows for each vessel and compared it to the vessel's carrying value. The projected net operating cash flows were determined by considering the charter revenues from existing time charters for the fixed fleet days (Seanergy's remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on a combination of Seanergy's remaining charter agreement rates, 2-year forward freight agreements and the 10-year average historical time charter rates) over the remaining economic life of each vessel, net of brokerage and address commissions, expected outflows for scheduled vessels' maintenance, vessel operating expenses, and management fees assuming an average annual inflation rate of 2.5%. Fleet utilization was assumed at 98.6% in the Company's exercise, taking into account each vessel's off hire days, historical performance and other companies operating in the dry-bulk industry.

The Company recorded an impairment loss on the six initial vessels acquired in 2008, which is separately reflected in the accompanying consolidated statement of income for the year ended December 31, 2011 (see also Note 11). The impairment loss was measured as the amount by which the carrying amount of the long lived assets exceeded its fair value. Fair value was determined using the valuation derived from market data. The Company also performed an impairment test as of December 31, 2011.  No indication of impairment existed as of that date.

The vessels, having a total carrying value of $381,129 at December 31, 2011, have been provided as collateral to secure the loans of each respective vessel discussed under Note 12.

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill Disclosure [Abstract]
Goodwill Disclosure [TextBlock]

10.	Goodwill:

The contingent consideration forming part of the 2008 business combination (see Note 1) consisted of the issuance of 287,205 shares of common stock subject to Seanergy meeting certain target EBITDA during the twelve month period ended September 30, 2009. This target was met and on September 30, 2009, the Company recorded additional consideration of $17,275, equal to the fair value of the 287,205 shares, with an increase in goodwill and equity.

Goodwill is reviewed for impairment annually and whenever events or circumstances indicate possible impairment in accordance with guidance regarding goodwill and other intangible assets. Over the course of this year there was substantial deterioration in the dry bulk market, as daily rates have fallen precipitously. Despite the fact that this downturn has largely been the result of seasonal factors and particularly adverse conditions owing to the floods in Australia, export bans from India and the earthquake in Japan, it is also revealing of the major underlying weakness in shipping market fundamentals. As a result management determined that there was a triggering event to test for goodwill impairment.

The Company evaluates impairment using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value of the reporting unit based on generally accepted valuation methodologies, including both income and market cap approaches. For the income approach, the Company discounts projected cash flows using a long-term weighted average of capital ("WACC") rate, which is based on the Company's estimates. The estimates and assumptions regarding expected cash flows and the appropriate discount rates require considerable judgment and are based upon existing contracts, historical experience, financial forecasts and industry trends and conditions. For the market cap approach, the Company derives its fair equity value from its market cap, which is equal to the product of shares outstanding times the share price, increase by a market premium, which represents an implied premium paid in order to acquire a comparable publicly traded company based on recent acquisitions in the marketplace.

If the fair value of a reporting unit exceeds its carrying value, then no further testing is required. This is referred to as Step 1. If the fair value is determined to be less than the carrying value, a second step 2 is performed to compute the amount of the impairment, if any. In this process, an implied fair value for goodwill is estimated, based in part on the fair value of the operations, and is compared to its carrying value of goodwill. The shortfall of the implied fair value of goodwill below its carrying value represents the amount of goodwill impairment.

The Company has one reporting unit and tested its goodwill for potential impairment, and concluded that indication of impairment existed as of September 30, 2011 but not as of December 31, 2011 and 2010. The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, using judgments and assumptions that management believes were appropriate in the circumstances and using the market capitalization approach. The future cash flows from operations were determined by considering the charter revenues from existing time charters for the fixed fleet days and an estimated daily time charter equivalent for the non-fixed days (based on a combination of 2-year forward freight agreements and the 10-year average historical charter rates-adjusted for outliers- available for each type of vessel). The weighted average cost of capital used was 8.16%, 8.46% and 8.75% for the nine month period ended September 30, 2011, and the years ended December 31, 2011 and 2010, respectively. As a result of the impairment test, goodwill was impaired by $12,910.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	2011	2010
Beginning balance
Goodwill	62,070	62,070
Accumulated impairment losses	(44,795)	(44,795)
	17,275	17,275

Goodwill acquired during the period	-	-
Impairment loss	(12,910)	-

Ending balance
Goodwill	62,070	62,070
Accumulated impairment losses	(57,705)	(44,795)
	4,365	17,275

Deferred Charges	12 Months Ended
Dec. 31, 2011
Deferred Charges Disclosure [Abstract]
Deferred Charges [Text Block]

11.	Deferred Charges:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Dry-Docking	Financing Costs	Total
December 31, 2009	6,074	2,610	8,684
Additions	8,296	1,199	9,495
Deferred issuance fees reclassed to equity	-	(698)	(698)
Amortization and write-off	(3,657)	(738)	(4,395)
December 31, 2010	10,713	2,373	13,086
Additions	3,996	172	4,168
Amortization and write-off	(7,313)	(989)	(8,302)
Impairment charge	(1,594)	-	(1,594)
December 31, 2011	5,802	1,556	7,358

During the year ended December 31, 2011, the Company incurred dry-docking and special survey costs of $3,996, while amortization for the same period amounted to $5,401 and is reflected in the accompanying consolidated statements of income. During the year ended December 31, 2010, the Company incurred dry-docking and special survey costs of $8,296, while amortization for the same period amounted to $3,657 and is separately reflected in the accompanying consolidated statements of income.

The Company wrote-off unamortized dry-docking and special survey costs of $1,177 associated with the vessel African Zebra and $735 associated with the vessel BET Commander since the latest dry-dockings occurred earlier than projected, resulting in a shortened amortization period for the prior dry-dockings. In addition, the Company impaired $1,594 associated with the partial impairment of the Seanergy vessels (see Note 9). The African Zebra entered into a new dry-docking on January 4, 2011 which was completed on February 28, 2011. The BET Commander entered into a new dry-docking on August 23, 2011 which was completed on October 7, 2011.

Deferred finance charges are analyzed as follows:

	2011	2010
Long term debt issuance costs, net of amortization (Note 12)	1,556	2,373
	1,556	2,373

The amortization and write-off of the debt issuance costs are included in interest and finance costs in the accompanying consolidated statements of income and amounted to $989, $738 and $696 for the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred issuance fees relates to costs for the Company's registration statement for:

(i)	the public offering of 20,833,333 shares;

(ii)	the concurrent sale of 4,166,667 shares to entities affiliated with the Restis family;

(iii)
the underwriters' exercise of the over-allotment option to purchase 1,945,000 shares, which were successfully completed on February 3, 2010, February 3, 2010, and March 19, 2010, respectively, resulting in total net proceeds of $28,526.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt [Abstract]
Long-term Debt [Text Block]

12.	Long-Term Debt:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

		2011	2010
(a)	Marfin reducing revolving credit facility	48,000	54,845
(b)	Marfin term facility	98,000	110,800
(c)	Citibank loan facility	87,459	101,715
(d)	DVB loan facility	48,397	54,641
(e)	HSBC loan facility	24,867	35,290
(f)	UOB loan facility	39,680	42,257
	Total	346,403	399,548
	Less - current portion	(45,817)	(53,380)
	Long-term portion	300,586	346,168

(a) & (b) A long term debt (the "Facility") of up to $255,000 has been provided by Marfin Popular Bank Public Co Ltd, Greek Branch, trade name MARFIN EGNATIA BANK (f.k.a. Marfin Egnatia Bank S.A.) ("Marfin" or "lender") being available in two Facilities as described below. The Facility is guaranteed by Seanergy Maritime Holdings Corp., the Corporate Guarantor. An arrangement fee of $2,550 was paid on the draw-down date and is included net of amortization in deferred finance charges in the accompanying consolidated balance sheet (see Note 11).

(a)  Marfin Reducing Revolving Credit Facility

As of December 31, 2011, the Company had utilized $54,845 of the available reducing revolving credit facility which is equal to the lesser of $72,000 and an amount in dollars, which when aggregated with the amounts already drawn down under the term facility does not exceed 70% of the aggregate market values of the vessels and other securities held in favor of the lender to be used for the August 2008 business combination and working capital purposes.

The original reducing revolving credit facility bears interest at USD LIBOR plus 2.25% per annum. As per Addendums no. 1 and no. 2 to the loan agreement dated September 9, 2009 and November 13, 2009, respectively, the revolving credit facility bears interest at USD LIBOR plus 3.50% until January 1, 2011. As per Addendum no. 3 to the loan agreement dated June 2, 2010, the revolving credit facility bears interest at USD LIBOR plus 4.00% until January 3, 2012.

On January 31, 2012, the Company entered into an Addendum no. 4 for the amendments of certain terms of its facility agreement with Marfin. The amendments include the (i) extension of the facility's maturity date from September 2015 to December 2018, (ii) payment of $3,200 on the outstanding facility, (iii) waiver of all financial covenants as of December 31, 2011 (iv) waiver of all financial covenants (including the security margin) for the period commencing from January 1, 2012 through December 31, 2013, and (v) amendment of the financial undertakings and the security margin to apply from 2014 onwards. Furthermore, the applicable margin has been increased by 50 basis points starting from February 1, 2012 and any surplus of funds greater than $5,000 over requirements associated with the operation and maintenance of the vessels during each fiscal quarter will be applied to the prepayment of our revolving credit facility.

As of December 31, 2011 and December 31, 2010, the amounts outstanding under this facility are $48,000 and $54,845, respectively

Interest expense for the years ended December 31, 2011, 2010 and 2009, amounted to $2,330, $2,259 and $1,659, respectively, and is recorded in interest and finance costs in the accompanying consolidated statement of income (see Note 21).

The weighted average interest rate on the revolving credit facility, including the spread, for the years ended December 31, 2011, 2010 and 2009, was approximately 4.26%, 4.06% and 2.98%, respectively.

(b)  Marfin Term Facility

Certain vessel acquisitions were financed by Marfin by an amortizing term facility equal to $165,000, representing 42% of the vessels aggregate acquisition costs, excluding any amounts associated with the earn-out provision.

The loan is repayable through sixteen remaining installments with a balloon payment equal to $50,000 due concurrently with the final installment in September 2015.

The loan bears interest at an annual rate at USD LIBOR plus 1.5%, if the Company's ratio of total assets to total liabilities is greater than 165%, which is to be increased to 1.75% if the ratio is equal or less than 165%. As per the amended loan agreements dated September 9, 2009 and November 13, 2009, respectively, the term facility bears interest at USD LIBOR plus 3.00% until January 1, 2011. As per the amended loan agreement dated June 2, 2010, the term facility bears interest at USD LIBOR plus 3.50% until January 3, 2012. After January 3, 2012, interest is reinstated at USD LIBOR plus 1.5% if the Company's ratio of total assets to total liabilities is greater than 165%, or USD LIBOR plus 1.75% if the ratio is equal or less than 165%.

As of December 31, 2011 and December 31, 2010, the amounts outstanding under this facility are $98,000 and $110,800, respectively. On February 15, 2012, the Company used $4.0 million from the $4.1 million proceeds of the sale of its Handymax dry bulk carrier, the African Zebra, to prepay part of the outstanding debt of this vessel.

The weighted average interest rate on the term facility, including the spread, for the years ended December 31, 2011, 2010 and 2009, was approximately 3.79%, 3.55% and 2.42%, respectively.

Interest expense for the years ended December 31, 2011, 2010 and 2009, amounted to $3,884, $4,147 and $3,541, respectively, and is included in interest and finance costs in the accompanying consolidated statements of income (see Note 21).

The Facility includes covenants, among others, that require the borrowers and the corporate guarantor to maintain vessel insurance for an aggregate amount greater than the vessels' aggregate market value or an amount equal to 130% of the aggregate of (a) the outstanding amount under both the revolving credit and term facilities and (b) the amount available for drawing under the revolving facility. The vessels' insurance is required to include as a minimum coverage for hull and machinery, war risk and protection and indemnity insurance, $1,000,000,000 for oil pollution and for excess oil spillage and pollution liability insurance. In addition mortgagees' interest insurance on the vessels is required with the insured value to be at least 110% of the aggregate of the revolving credit and term facility.

In addition if a vessel is sold or becomes a total loss or the mortgage of the vessel is discharged on the disposal, Seanergy shall repay such part of the facilities as equal to the higher of the relevant amount or the amount in Dollars to maintain the security clause margin.

On June 2, 2010, the Company received an extension of its waiver regarding the security margin whereby the aggregate market value of the vessels and the value of any additional security is required to be at least 135% of the aggregate of the debt financing and any amount available for drawing under the revolving facility, less the aggregate amount of all deposits maintained, from Marfin in connection with the term facility and the revolving facility, for a period up to January 3, 2012.

The material terms of the covenant waiver and amendment agreement signed with Marfin are as follows:

(1)
the Applicable Margin throughout each Waiver Period shall be increased to: (i) Three point fifty per cent (3.50%) per annum in respect of each Term Advance, and (ii) Four per cent (4%) per annum in respect of each Revolving Advance, for each relevant interest period;

(2)
the Borrowers paid the following Repayment Installments in the amounts described below on January 3, 2011. More particularly the Borrowers paid on January 3, 2011: (i) the tenth (10th) Repayment Installment in the amount of $3,200; and (ii) the eleventh (11th) Repayment Installment, in the amount of $3,200;

(3)
the Borrowers prepaid the following Repayment Installments in the amounts described below on July 1, 2011. More particularly the Borrowers paid on July 1, 2011: (i) the twelfth (12th) Repayment Installment in the amount of $3,200; and (ii) the thirteenth (13th) Repayment Installment, in the amount of $3,200.

On January 31, 2012, the Company entered into an Addendum no. 4 for the amendments of certain terms of its facility agreement with Marfin. The amendments include the (i) extension of the facility's maturity date from September 2015 to December 2018, (ii) principal installment payment holiday for 2012 and amendment of the amortization schedule for 2013 onwards, (iii) waiver of all financial covenants as of December 31, 2011 (iv) waiver of all financial covenants (including the security margin) for the period commencing from January 1, 2012 through December 31, 2013, and (v) amendment of the financial undertakings and the security margin to apply from 2014 onwards. Furthermore, the applicable margin has been increased by 50 basis points starting from February 1, 2012.

(c)  Citibank loan facility

The vessels acquired from BET have been financed with the proceeds of a loan from Citibank International PLC ("Citibank"), as agent for a syndicate of banks and financial institutions. Following a supplemental agreement dated September 30, 2009 and prepayment of $20 million, of which $10 million was contributed by noncontrolling shareholders, the semi-annual installments of principal and the balloon payment, payable June 2015, amount to $7,128 and $37,563, respectively.

On September 30, 2009, the Company entered into a supplemental agreement with Citibank in connection with the amortized loan obtained by the six wholly owned subsidiaries, which financed the acquisition of their respective vessels. The material terms of the supplemental agreement with Citibank are as follows:

(1)
applicable margin for the period between July 1, 2009 and ending on June 30, 2010 (the amendment period) shall be increased from zero point seventy five per cent (0.75%) per annum to two per cent (2%) per annum;

(2)	the borrowers to pay part of the loan in the amount of $20,000;

(3)	the borrowers and the corporate guarantor have requested and the creditors consented to:

a.	the temporary reduction of the security requirement during the amendment period to 100%; and

b.
the temporary reduction of the minimum equity ratio requirement of the principal corporate guarantee to be amended from 0.30:1.0 to 0.175:1.0 during the amendment period at the end of the accounting periods ending on December 31, 2009 and June 30, 2010.

Under the Citibank loan agreement, the BET subsidiaries are subject to operating and financial covenants that may affect BET's business. These restrictions may, subject to certain exceptions, limit the BET subsidiaries' ability to engage in many of its activities. Furthermore, the BET subsidiaries must assure the lenders that the aggregate market value of the BET vessels is not less than 125% of the outstanding amount of the Citibank loan. If the market value of the vessels is less than this amount, the BET subsidiaries must prepay an amount that will result in the market value of the vessels meeting this requirement or offer additional security to the lenders, and a portion of the debt may be required to be classified as current. The Citibank supplemental agreement, dated August 4, 2010, provides that the Company must maintain a minimum amount of $7,500 in cash in the BET account with Citibank as additional security for the market value covenant of its fleet which should not be less than 125% of the outstanding amount of the Citibank loan and is included in restricted cash in the accompanying consolidated balance sheet as at December 31, 2010.  The Citibank supplemental agreement, dated December 23, 2010, provides that the applicable margin has been adjusted to 1.75% per annum. The Company is required to maintain a minimum equity ratio requirement of 0.30:1.00 at the end of each accounting period.  The Company did not meet the minimum equity ratio as of December 31, 2010. The Citibank supplemental agreement dated March 31, 2011, provides that minimum equity ratio as of December 31, 2010 is waived and that for the period from December 31, 2010 to December 31, 2011 (inclusive) the minimum equity ratio requirement has been reduced from 0.3:1.0 to 0.175:1.0 and that the applicable margin has been adjusted to 2% per annum for the period ending December 31, 2011 (inclusive).

On February 7, 2012, the Company entered into a Fifth Supplemental Agreement and a Restated Loan Agreement amending certain terms of the loan facility by and between BET and Citibank as agent, security agent and account bank and the banks and financial institutions referred in the Restated Loan Agreement as lenders (the "Banks"). The Banks waived all covenants of the loan facility until January 1, 2013 and granted waivers on all previous covenant breaches. The waiver excludes the security requirement to security value covenant which was amended from 125% to 100% and will be tested quarterly. Furthermore, the applicable margin was increased by 100 basis points starting from December 23, 2011.

As of December 31, 2011 and December 31, 2010, the amounts outstanding under this facility are $87,459 and $101,715, respectively.

Interest expense for the years ended December 31, 2011, 2010 and 2009, amounted to $2,287, $2,206 and $1,154, respectively, and is recorded in interest and finance costs in the accompanying consolidated statement of income (see Note 21).

The weighted average interest rate on the Citibank loan facility, including the spread, for the years ended December 31, 2011, 2010 and 2009, was approximately 2.30%, 1.94% and 2.28%, respectively.

The vessels acquired from MCS were partially financed with the proceeds from three loan facilities (DVB, HSBC and UOB).

(d)  DVB loan facility

The first loan facility, with DVB, as agent, comprised two loans, a senior loan and a junior loan, and was used to finance a part of the cost of the acquisition of four vessels. The amount of the loan for each vessel was less than or equal to 70% of the contractual purchase price for the applicable vessel. Following a supplemental agreement dated May 20, 2010 and prepayment of $7.4 million, no further principal installments were due until the second quarter of 2011, at which point $6.2 million was paid. After that, the remaining loan amounts are repayable in sixteen quarterly installments plus balloon payments through October 2015. The applicable margin following the supplemental agreement is USD LIBOR plus 2.10% per annum on the senior loan and USD LIBOR plus 4.90% per annum on the junior loan.

As of December 31, 2011 and December 31, 2010, the amounts outstanding under this facility are $48,397 and $54,641, respectively.

The Company has  prepaid the entire balloon of $6,765 related to Maritime Freeway Shipping Limited on January 17, 2012 and a portion of the balloon related to Maritime Fiesta Shipping Limited in the amount of $1,435 on January 26, 2012.

Interest expense for the year ended December 31, 2011 and the period from May 21, 2010 to December 31, 2010, amounted to $1,487 and $1,028, respectively, and is recorded in interest and finance costs in the accompanying consolidated statement of income (see Note 21).

The weighted average interest rate on the DVB loan facility, including the spread, for the year ended December 31, 2011 and the period from May 21, 2010 to December 31, 2010, was approximately 2.92% and 2.99%, respectively

(e)  HSBC loan facility

The second loan facility, with HSBC as agent, was used to finance part of the cost of acquisition of two vessels. The amount of the loan for each vessel was less than or equal to 65% of the contractual purchase price for the applicable vessel. Following a supplemental agreement dated May 21, 2010 and prepayment of $7.6 million, the remaining loan amounts are repayable in thirteen quarterly installments plus balloon payments through July 2013. The applicable margin to the later of July 21, 2011 and the date of compliance with the security requirement covenant is USD LIBOR plus 3.25% per annum and thereafter is USD LIBOR plus 2.75% per annum unless there is breach of the compliance of the security requirement or there is an event of default under the loan agreement.

As of December 31, 2011 and December 31, 2010, the amounts outstanding under this facility are $24,867 and $35,290, respectively. The remaining loan amounts as of December 31, 2011 are repayable in seven quarterly installments plus balloon payments through July 2013.

Interest expense for the year ended December 31, 2011 and for the period from May 21, 2010 to December 31, 2010, amounted to $998 and $849, respectively, and is recorded in interest and finance costs in the accompanying consolidated statement of income (see Note 21).

The weighted average interest rate on the HSBC loan facility, including the spread, for the year ended December 31, 2011 and for the period from May 21, 2010 to December 31, 2010, was approximately 3.35% and 3.58%, respectively.

(f)  UOB loan facility

The third loan facility, with UOB as agent, was used to finance part of the cost of the acquisition of three vessels. The amount of the loan for each vessel was less than or equal to 70% of the contractual purchase price for the applicable vessel. Following a supplemental agreement dated May 24, 2010, $13.8 million was converted into subordinated debt, out of which $3.8 million was prepaid on June 30, 2010, $9.3 million was prepaid from the senior loans, and the remaining loan amounts are repayable in twenty five quarterly installments plus balloon payments through May 2016. The applicable margin following the voluntary prepayment is USD LIBOR plus 2.50% per annum in relation to the senior loan and USD LIBOR plus 3.50% per annum in relation to the subordinated loan.

As of December 31, 2011 and December 31, 2010, the amounts outstanding under this facility are $39,680 and $42,257, respectively. The remaining balances of the subordinated debt as of December 31, 2011 and December 31, 2010, of $10,397 and $10,162, respectively, are classified as non-current portion and are repayable up to the final balloon payment date of the original UOB loan facility. The remaining loan amounts as of December 31, 2011 are repayable in eighteen quarterly installments plus balloon payments through May 2016.

Interest expense for the year ended December 31, 2011 and for the period from May 21, 2010 to December 31, 2010, amounted to $1,270 and $848, respectively, and is recorded in interest and finance costs in the accompanying consolidated statement of income (see Note 21).

The weighted average interest rate on the UOB loan facility, including the spread, for the year ended December 31, 2011 and for the period from May 21, 2010 to December 31, 2010, was approximately 3.06% and 3.14%, respectively.

UOB, HSBC and DVB loan facilities general terms

The UOB, HSBC and DVB loan facilities are secured by the following: first priority mortgages on each of the vessels; the Company guaranties each of the loans; a general assignment or deed of covenant of any and all earnings, insurances and requisition compensation of each of the vessels; pledges over the earnings accounts and retention accounts held in the name of each borrower and undertakings by the technical managers of the vessels, among others.

Under the UOB, HSBC and DVB loan agreements, the MCS subsidiaries are subject to operating and financial covenants that may affect MCS's business. These restrictions may, subject to certain exceptions, limit the MCS subsidiaries' ability to engage in many of the activities listed above. Furthermore, the MCS subsidiaries must assure the lenders that the aggregate market value of the MCS vessels is not less than 133%, 125% and 100% of the outstanding amount of each of the UOB, HSBC and DVB loans, respectively. As of December 31, 2011 the Company was in compliance with DVB security requirements covenants. Although the Company was in compliance with HSBC covenants as of December 31, 2011, the Company had received in 2010 from HSBC waiver from compliance of these security requirements until December 31, 2012. The relevant covenant in the UOB loan takes effect beginning as of December 31, 2012. If the market value of the vessels is less than this amount, the MCS subsidiaries must prepay an amount that will result in the market value of the vessels meeting this requirement or offer additional security to the lenders, and a portion of the debt may be required to be classified as current.

The vessels' insurance is to include as a minimum coverage for fire and usual marine risks, war risk and protection and indemnity insurance, and oil pollution. In addition, the borrowers agree to reimburse the mortgagee for mortgagees' interest insurance on the vessels in an amount of 110%, 100% and 115% of the outstanding amount under the loan of UOB, HSBC and DVB, respectively.

In addition, if a vessel is sold or becomes a total loss, the Company is required to repay such part of the loan as is equal to the greater of the relevant amount for such vessel, or such amount as is necessary to maintain compliance with the relevant minimum security covenant in the loan agreements.

Repayment Schedule

The annual principal payments required to be made after December 31, 2011, for the facilities discussed above, are as follows:

2012	45,817
2013	44,438
2014	31,433
2015	72,685
2016	36,430
Thereafter	115,600
346,403

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments Owned at Fair Value [Abstract]
Financial Instruments [Text Block]

13.	Financial Instruments:

The principal financial assets of the Company consist of cash and cash equivalents, restricted cash, accounts receivable trade, net and due from related parties. The principal financial liabilities of the Company consist of long-term debt, trade accounts payable, accrued expenses, accrued interest and financial instruments.

(a)	Significant Risks and Uncertainties, including Business and Credit Concentration

As of December 31, 2011, the Company operates a total fleet of 20 vessels, consisting of 10 Handysize vessels, 4 Capesize vessels, 3 Panamax vessels, 1 Handymax vessel and 2 Supramax vessels. Of these 20 vessels, the Company acquired 3 on August 28, 2008, 1 on September 11, 2008, 2 on September 25, 2008, 5 on August 12, 2009, when it completed the acquisition of a 50% controlling ownership interest in BET, and the remaining 9 on May 28, 2010, when it completed the acquisition of a 51% ownership interest in MCS.

Pursuant to addendum dated July 24, 2009 to the individual charter party agreement dated May 26, 2008 between SAMC and Martinique Intl. Corp. (vessel Bremen Max), SAMC agreed to extend the existing charter party for the Bremen Max. Pursuant to the terms of the addendum, the vessel was chartered for a period of between 11-13 months, at the charterer's option. The charter commenced on July 27, 2009. The daily gross charter rate paid by SAMC was $15.5. The charter rate was subject to a commission of 1.25% payable to Safbulk Pty as commercial broker and 2.5% to SAMC as charterer. SAMC sub-chartered the vessel in the market and took the risk that the rate it received was lower than the period rate it was paying Seanergy. Following the completion of its dry-docking on November 30, 2010, the Bremen Max was chartered with Cargill International S.A. at a gross daily rate of $10 if traveled via the Suez Canal, or, if traveled via the Cape of Good Hope, at a daily gross charter rate of $10 for the first 55 days followed by the time charter average of the Baltic Panamax Index for the remaining duration of the time charter. Pursuant to the charter party agreement dated February 18, 2011 the Bremen Max was chartered with Glencore Grain BV (Rotterdam) for a period of 11-13 months at a gross daily rate of $20. The rate includes a 1.25% brokerage commission payable to each of Safbulk Pty and Arrow Chartering (UK) and an address commission of 3.75%. The time charter commenced on February 23, 2011.

Pursuant to the charter party agreement dated August 24, 2010, the Hamburg Max is chartered for a period of 23-25 months with Mansel LTD (Vitol Holding SARL) at a daily gross charter rate of a base rate of $21.5 and a ceiling of $25.5, with a 50% profit sharing arrangement applying to any amount in excess of the ceiling. The spread between base and ceiling will accrue 100% to Seanergy. The calculation of the rate is based on the time charter average of the Baltic Panamax Index (BPI). The rate includes a 1.25% brokerage commission payable to each of Safbulk Pty and Arrow Chartering (UK) and an address commission of 3.75%. The time charter commenced on August 31, 2010.

Pursuant to charter party agreements dated July 14, 2009, the African Oryx and the African Zebra were chartered with MUR Shipping BV ("MUR") for a period of 22 to 25 months at gross daily base charter rates of $7 and $7.5, respectively. Seanergy was entitled to receive a 50% adjusted profit share calculated on the adjusted time charter average of the Baltic Supramax Index. Pursuant to charter party agreements dated May 26, 2011, Seanergy has entered into agreements with MUR to extend the time charter contracts for the African Oryx and the African Zebra for a further 22 to 25 months in direct continuation from the end of the minimum period of the previous charter parties of the two vessels at gross daily base charter rates of $7 and $7.5 respectively. The rate includes a 1.25% brokerage commission payable to Safbulk Pty. Seanergy is entitled to receive a 50% adjusted profit share calculated on the adjusted time charter average of the Baltic Supramax Index. The African Zebra was sold on February 9, 2012 (see Note 25(f)).

Following the expiration of her charter party agreement in September 2009, the Delos Ranger was chartered in the spot market until January 14, 2010.  On January 16, 2010, pursuant to a charter party agreement dated November 20, 2009, the vessel commenced employment for a period of 11-13 months with Bunge S.A. at a daily charter rate of $20, subject to a brokerage commission of 1.25% payable to each of Arrow and Safbulk Pty. and a charterer commission of 3.75%. Pursuant to the charter party agreement dated January 5, 2011, the Delos Ranger was chartered with Oldendorff Carriers GmbH & Co for a time charter trip up to February 25, 2011 at a gross daily rate of $8. Pursuant to the charter party agreement dated February 25, 2011, the Delos Ranger was chartered with Oldendorff Carriers GmbH & Co for a time charter trip up to April 16, 2011 at a gross daily rate of $20. The rate included a 1.25% brokerage commission payable to each of Arrow and Safbulk Pty and an address commission of 3.75%. The time charter commenced on March 12, 2011. Pursuant to the charter party agreement dated April 8, 2011 the Delos Ranger was chartered with Mansel LTD (Vitol Holding SARL) for a time charter trip at a gross daily rate of $17. The rate included a 1.25% brokerage commission payable to each of Arrow and Safbulk Pty and an address commission of 3.75%. The time charter commenced on April 16, 2011. Pursuant to the charter party agreement dated September 9, 2011, the Delos Ranger was chartered with Americas Bulk Transport (BVI) Ltd. for a time charter trip at a gross daily rate of $15. The rate includes a 1.25% brokerage commission payable to each of SSY New York and Safbulk Pty and an address commission of 3.75%. The time charter commenced on September 14, 2011 at a gross daily rate of $15. Pursuant to the charter party agreement dated November 21, 2011, the Delos Ranger was chartered with Americas Bulk Transport (BVI) Ltd. for a time charter trip up to February 19, 2012 at a gross daily rate of $16. The time charter commenced on November 30, 2011.

Following the expiration of her charter party agreement in November 2009, the Davakis G. was chartered for a period of 11 to 13 months with Sangamon Transportation Group (Louis Dreyfus) at a daily charter rate of $21, subject to a brokerage commission of 1.25% payable to each of SSY NY and Safbulk Pty, and an address commission of 3.75%. Following the expiration of her charter party agreement in December 2010, the Davakis G. was chartered for a time charter trip, which commenced on December 6, 2010, with Grieg Star Shipping A/S at a daily gross charter rate of $10, subject to a brokerage commission of 1.25% payable to each of Afea Shipbrokers and Safbulk Pty, and an address commission of 3.75%. Pursuant to the charter party agreement dated February 16, 2011, the Davakis G. was chartered with U-Sea Bulk A/S for a time charter trip at a gross daily rate of $23.5. The rate included a 1.25% brokerage commission payable to Safbulk Pty and an address commission of 3.75%. The time charter commenced on February 22, 2011. Pursuant to the charter party agreement dated April 7, 2011, the Davakis G. was chartered with MUR Shipping BV for a time charter trip at a gross daily rate of $29.3. The rate included a 1.25% brokerage commission payable to Safbulk Pty and an address commission of 3.75%. The time charter commenced on April 16, 2011. Pursuant to the charter party agreement dated May 26, 2011, the Davakis G. was chartered with Norden for a time charter trip at a gross daily rate of $23. The rate included a 1.25% brokerage commission payable to each of Arrow and Safbulk Pty and an address commission of 3.75%. The time charter commenced on June 5, 2011. Pursuant to the charter party agreement dated July 11, 2011 the Davakis G was chartered for a period of 12 to 18 months with Bunge S.A. Geneva, at a gross daily rate of $14.5. The rate includes a 1.25% brokerage commission payable to each of Safbulk Pty and Arrow and an address commission of 3.75%.

Pursuant to charter party agreements dated July 7, 2009, each of the BET Commander, the BET Prince, the BET Fighter, BET Scouter and the BET Intruder were chartered to SAMC at daily charter rates of $24, $25, $25, $26 and $15.5, respectively, for charters expiring in December 2011, January 2012, September 2011, October 2011 and September 2011, respectively, assuming latest redelivery. For 2009, all charter rates for the BET fleet were subject to a commission of 3.75% to SAMC as charterer and 1.25% to Safbulk Maritime as a commercial broker. For 2010 and 2011, all charter rates for the BET fleet were subject to a commission of 3.75% to SAMC as charterer. SAMC sub-charters these vessels in the market and takes the risk that the rate it receives is lower than the period rate it is paying BET.

Pursuant to the charter party agreement dated October 12, 2011, the BET Commander was chartered to Vitol on a voyage charter basis, for a voyage from South Africa to China. Employment under the agreement was completed in December 2011, and was subject to an address commission of 3.75% and a 1.25% payable to each of Arrow and Safbulk Pty. Pursuant to the charter party agreement dated December 7, 2011 the BET Commander was chartered to Fairwind Chartering on a voyage charter basis, for a voyage from Australia to China. Employment under the agreement was completed in January 2012, and was subject to an address commission of 3.75% and a 1.25% commission payable to each of Ifchor and Safbulk Pty.

Pursuant to charter party agreements dated June 16, 2011, each of the BET Fighter and BET Scouter were chartered to Swissmarine for a period of 11 to 13 months, at a gross daily rate equal to the adjusted time charter average of the Baltic Capesize Index. Seanergy has a right to convert this to a fixed daily rate throughout the life of the contract, subject to the charterer's mutual consent. Both charters commenced in June 2011 and are subject to an address commission of 3.75% and a 1.25% payable to Safbulk Pty.

Pursuant to a charter party agreement dated October 7, 2011, the BET Prince was chartered to Swissmarine for a period of 11 to 13 months, at a gross daily rate equal to the adjusted time charter average of the Baltic Capesize Index. Seanergy has a right to convert this to a fixed daily rate throughout the life of the contract, subject to the charterer's mutual consent. The charter commenced in November 2011 and is subject to an address commission of 3.75% and a 1.25% payable to Safbulk Pty.

Pursuant to charter party agreement dated June 16, 2011, the BET Intruder was chartered to Swissmarine for a period of 11 to 13 months, at a gross daily rate of $12.3. The charter rate for the BET Intruder is subject to an address commission of 3.75% and a 1.25% commission payable to Safbulk Pty. The charter commenced on September 16, 2011.

Pursuant to charter party agreements dated May 24, 2007, each of the Fiesta, the Pacific Fighter, the Pacific Fantasy and the Clipper Freeway were chartered to Oldendorff Carriers GmbH & Co on a bareboat basis, for a period of about 68-72 months at gross daily rates as per average time charter routes of the Baltic Handysize Index multiplied by 100.63% and reduced by fixed daily operating costs, as specified in the respective charter agreements, for charters expiring in November 2013, November 2013, January 2014 and February 2014, respectively, assuming latest redelivery. The charter party agreements for each of Fiesta, Pacific Fighter, and Pacific Fantasy were novated from their previous owners to each of the respective MCS shipowning subsidiaries on August 16, 2007 and the charter party agreement for the Clipper Freeway was novated from her previous owner to the respective MCS shipowning subsidiary on October 3, 2007. All four bareboat charters commenced within the period from October 26, 2007 to January 19, 2008.

Pursuant to the charter party agreement dated September 14, 2010 the African Glory is chartered for a minimum period of 24 months with MUR shipping B.V. at a gross daily base rate of $7 and a ceiling of $12, with a profit sharing arrangement of 75% for owners and 25% for charterers to apply to any amount between the base and the ceiling and for any amount in excess of the ceiling the profit sharing arrangement will be 50% for owners and 50% for charterers. The calculation of the rate is based on the adjusted time charter average of the Baltic Supramax Index (BSI). The rate includes a 1.25% brokerage commission payable to Safbulk Pty. The time charter commenced on November 11, 2010.

Pursuant to the charter party agreement dated September 14, 2010 the African Joy was chartered for a period of 11 to 13 months with MUR shipping B.V. at a gross daily rate of $14. The charterer had the option to extend the charter for another 11 to 13 months at the same rate. The rate includes a 1.25% brokerage commission payable to Safbulk Pty. The vessel commenced her charter on October 30, 2010. Pursuant to the charter party agreement dated October 6, 2011 the African Joy was chartered for a period of 4 to 6 months with MUR shipping B.V. at a gross daily rate of $10. The charter agreement is subject to a 1.25% brokerage commission payable to Safbulk Pty. The time charter commenced on September 30, 2011.

Pursuant to the charter party agreement dated September 14, 2010, the Asian Grace is chartered for a minimum period of 24 months with MUR shipping B.V. at a gross daily base rate of $7 and a ceiling of $11, with a profit sharing arrangement of 75% for owners and 25% for charterers to apply to any amount between the base and the ceiling and for any amount in excess of the ceiling the profit sharing arrangement will be 50% for owners and 50% for charterers. The calculation of the rate is based on the adjusted time charter average of the Baltic Supramax Index (BSI). The rate includes a 1.25% brokerage commission payable to Safbulk Pty. The time charter commenced on September 15, 2010.

Pursuant to charter party agreements dated April 7, 2008, each of the Clipper Glory and Clipper Grace are chartered for periods of 47-49 months to CF Bulk Carriers Ltd. at gross daily rates of $25. The rates are subject to a commission of 1.00% payable to Arrow Asia Shipbrokers Ltd. as commercial broker and 4.00% to CF Bulk Carriers Ltd. as charterer. The time charters commenced on July 24, 2008.

The Company cannot predict whether its charterers will, upon the expiration of their charters, re-charter the Company's vessels on favorable terms or at all. This decision is likely to depend upon prevailing charter rates in the months prior to charter expiration. If the Company's charterers decide not to re-charter its vessels, the Company may not be able to re-charter them on similar terms. In the future, the Company may employ vessels in the spot market, which is subject to greater rate fluctuation than the time charter market. If the Company receives lower charter rates under replacement charters or are unable to re-charter all of its vessels, the Company's net revenue will decrease.

(b)	Interest Rate Risk

The Company's interest rates and long-term loan repayment terms are described in Note 12.

Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2011 and 2010.  The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

	2011		2010
	Carrying value	Fair value	Carrying value	Fair value
Financial assets:

Cash and cash equivalents	17,734	17,734	53,787	53,787
Restricted cash	19,560	19,560	10,385	10,385
Accounts receivable trade, net	1,764	1,764	999	999
Due from related parties	405	405	-	-

Financial liabilities:

Long-term debt	346,403	346,403	399,548	399,548
Trade accounts and other payables	2,595	2,595	2,340	2,340
Due to related parties	1,097	1,097	4,025	4,025
Accrued expenses	2,428	2,428	3,491	3,491
Accrued interest	1,936	1,936	1,009	1,009
Financial instruments - current liabilities	4,092	4,092	5,787	5,787
Financial instruments - net of current portion	270	270	2,777	2,777

The carrying amounts shown in the table are included in the consolidated balance sheets under the indicated captions.

The fair values of the financial instruments shown in the above table as of December 31, 2011 and 2010 represent management's best estimate of the amounts that would be received to sell those assets or that would be paid to transfer those liabilities in an orderly transaction between market participants at that date. Those fair value measurements maximize the use of observable inputs. However, in situations where there is little, if any, market activity for the asset or liability at the measurement date, the fair value measurement reflects the Company's own judgments about the assumptions that market participants would use in pricing the asset or liability. Those judgments are developed by the Company based on the best information available in the circumstances.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

a.
Cash and cash equivalents, restricted cash, accounts receivable trade, net, due from related parties, trade accounts and other payables, due to related parties, accrued expenses, and accrued interest: The carrying amounts approximate fair value because of the short maturity of these instruments. Restricted cash includes bank deposits that are required under the Company's borrowing arrangements which are used to fund the loan installments coming due under the loan agreements. The funds can only be used for the purposes of loan repayment.

b.	Long-term debt: The carrying value approximates the fair market value as the long-term debt bears interest at floating interest rate.

c.
As of December 31, 2011 and 2010, the Company had outstanding four and six interest rate swap agreements, respectively maturing from September 2012 through June 2013. These contracts do not qualify for hedge accounting and as such changes in their fair values are reported to earnings. The fair value of these agreements equates to the amount that would be paid by the Company to transfer the remaining rights and obligations under these contracts to a market participant of comparable credit standing taking into account relevant market factors.

The Company's interest rate swaps have the following characteristics:

(i) From September 28, 2007 for a period of five years through September 28, 2012, for a total notional principal amount of $30,000. Under the provisions of the agreement the Company pays a fixed rate of 4.84% and receives the six month USD LIBOR semiannually, (ii) From January 25, 2008 for a period of five years through January 25, 2013, for a total notional principal amount of $50,000. Under the provisions of the agreement the Company pays a fixed rate of 3.13% and receives the six month USD LIBOR semiannually, (iii) From October 26, 2007 for a period of five years through October 24, 2012, for a total notional principal amount of $24,927. Under the provisions of the agreement the Company pays a fixed rate of 4.80% and receives the three month USD LIBOR quarterly, and (iv) From June 10, 2008 for a period of five years through June 10, 2013, for a total notional principal amount of $25,775. Under the provisions of the agreement the Company pays a fixed rate of 3.96% and receives the three month USD LIBOR quarterly. The Company had an interest rate swap expire on January 18, 2011. The total notional principal amount of that interest rate swap was $24,927, and under the provisions of the agreement the Company paid a fixed rate of 3.2925% and received the three month USD LIBOR quarterly. The Company had an interest rate swap expire on March 10, 2011. The total notional principal amount of that interest rate swap was $50,000, and under the provisions of the agreement the Company paid a fixed rate of 2.96% on a semiannual basis and received the three month USD LIBOR quarterly.

(c)	Fair Value Hierarchy

The Company adopted FASB guidance on January 1, 2008, for fair value measurements of financial assets and financial liabilities and for fair value measurements of non-financial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. This statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurement involving significant unobservable inputs (Level 3 measurement) The three levels of the fair value hierarchy are as follows:

Level 1:  Quoted market prices in active markets for identical assets or liabilities;
Level 2:  Observable market based inputs or unobservable inputs that are corroborated by market data;
Level 3:  Unobservable inputs that are not corroborated by market data.

The Company's financial and nonfinancial items measured at fair value on a recurring basis at December 31, 2011 were:

	Level 1	Level 2	Level 3	Total
Interest Rate Swap - Current liabilities	-	(4,092)	-	(4,092)
Interest Rate Swap - Net of current portion	-	(270)	-	(270)
	-	(4,362)	-	(4,362)

The Company's financial and nonfinancial items measured at fair value on a recurring basis at December 31, 2010 were:

	Level 1	Level 2	Level 3	Total
Interest Rate Swap - Current liabilities	-	(5,787)	-	(5,787)
Interest Rate Swap - Net of current portion	-	(2,777)	-	(2,777)
	-	(8,564)	-	(8,564)

The effect of financial instruments on the consolidated statement of income for the years ended December 31:

Derivatives not designated as hedging instruments	Location of loss recognized	Amount of loss
		2011	2010	2009
Interest rate swaps	Loss on financial instruments	(641)	(4,164)	(1,575)

The Company's nonfinancial items measured at fair value on a non-recurring basis were:

	Level 1	Level 2	Level 3	Total
Vessels, net	-	-	103,863	103,863
Deferred charges	-	-	1,137	1,137
Goodwill	-	-	4,365	4,365
	-	-	109,365	109,365

The Company recorded an impairment loss of $188,995 on its six initial vessels as of September 30, 2011, thus reducing the vessels' carrying value and their respective unamortized dry-docking costs at September 30, 2011 from $291,264 and $2,731, respectively, to $103,863 and $1,137, respectively (see Notes 9 and 11). The Company recorded an impairment loss on its goodwill as of September 30, 2011, thus reducing its goodwill at September 30, 2011 to $4,365 (Note 10).

Deferred Revenue and Deferred Revenue-Related Party	12 Months Ended
Dec. 31, 2011
Deferred Revenue and Deferred Revenue-Related Party [Abstract]
Deferred Revenue and Deferred Revenue-Related Party [Text Block]

14.	Deferred Revenue and Deferred Revenue - Related Party:

Deferred revenue in the accompanying consolidated balance sheet as at December 31, 2011 and 2010 was $590 and $1,452, respectively. The amounts represent cash received from charterers prior to the balance sheet dates and relate to revenue applicable to periods after such dates.

Deferred revenue — related party in the accompanying consolidated balance sheet as at December 31, 2011 and 2010 was $142 and $1,041, respectively. The amounts represent cash received from Swissmarine and SAMC, respectively, prior to the balance sheet dates and relate to revenue applicable to periods after such dates.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies [Text Block]

15.	Commitments and Contingencies:

Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. A minimum of up to $1,000,000,000 of liabilities associated with the individual vessels actions, mainly for sea pollution, are covered by the Protection and Indemnity (P&I) Club insurance.

Rental expense for the years ended December 31, 2011, 2010 and 2009 was $1,164, $1,351 and $726, respectively (see Note 3(d)).  Fixed future minimum rent commitments as of December 31, 2011, based on a Euro/U.S. dollar exchange rate of €1.00:$1.2961 and on a U.S. dollar/Hong Kong dollar exchange rate of $1.00:HK$7.7674, were as follows:

Rental commitments
2012	550
2013	455
2014	65
Total	1,070

Future minimum rental receipts, based on vessels committed to non-cancelable long-term time charter contracts, assuming earliest redelivery, including off hire days due to any scheduled dry-docking and a 98.6% unscheduled off hire rate (operating days divided by available days), net of commissions, will be:

Future minimum contractual charter revenue
2012	40,790
2013	4,710
Total	45,500

Capital Structure	12 Months Ended
Dec. 31, 2011
Capital Structure [Abstract]
Capital Structure [Text Block]

16.	Capital Structure:

(a)  Common Stock

On July 21, 2010, the Company approved and amended its Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share from 200,000,000 to 500,000,000 shares.

On January 28, 2010, the Company priced a public offering of 1,388,889 shares of common stock. The Company granted the representatives of the underwriters a 45-day option to purchase up to an additional 208,333 shares of common stock to cover over-allotments. The shares were offered to the public at $18.00 per share. Four of the Company's major shareholders affiliated with the Restis family purchased an additional 277,778 shares of common stock directly from the Company at the public offering price. The offering and the concurrent sale of 277,778 shares to entities affiliated with the Restis family settled and closed on February 3, 2010. The purpose of the offering was the acquisition of a new vessel(s), and resulted in net proceeds of $26,381.

On March 19, 2010, the underwriters exercised the over-allotment option to purchase an additional 129,667 shares of the Company's common stock, which resulted in additional net proceeds to the Company of approximately $2,145.

On September 15, 2010, the Company issued 1,650,794 shares in connection with the acquisition of the remaining 49% of MCS.

On October 22, 2010, the Company issued 1,650,794 shares in connection with the acquisition of the remaining 50% of BET.

At a special meeting of the Company's shareholders held on January 4, 2011, the shareholders approved a proposal to grant the Company's Board of Directors the authority to effect a reverse stock split of the Company's issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-fifteen. On June 23, 2011, the Board of Directors approved a reverse split of the Company's common stock at a ratio of one-for-fifteen. The reverse stock split became effective on June 24, 2011 and Company's common stock began trading on a split-adjusted basis at the opening of trading on June 27, 2011. There was no change in the number of authorized shares or the par value of the Company's common stock. Following the effectiveness of the reverse stock split, the number of common shares issued, earnings per share, warrants and share options were retrospectively adjusted in accordance with the 1:15 ratio for all periods presented.

On February 23, 2011, the Company issued 3,332 unvested shares in connection with the Equity Incentive Plan (see Note 24).

(b) Warrants

On September 28, 2007, Seanergy Maritime Corp., pursuant to its public offering, sold 23,100,000 units, which included 1,100,000 units exercised pursuant to the underwriters' over-allotment option, at a price of $10.00 per unit. Each unit consisted of one share of Seanergy Maritime Corp.'s common stock, $0.0001 par value, and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from Seanergy Maritime Corp. one share of common stock at an exercise price of $6.50 per share commencing on the later of the completion of a business combination with a target business or one year from the effective date of the public offering (September 30, 2008) and expires on September 28, 2011.

On September 28, 2007, and prior to the consummation of the public offering described above, all of Seanergy Maritime Corp.'s executive officers purchased from the Company an aggregate of 16,016,667 warrants at $0.90 per warrant in a Private Placement. All warrants issued in the Private Placement are identical to the warrants in the units sold in the public offering, except that:

(i)	subject to certain limited exceptions, none of the warrants are transferable or saleable until after Seanergy Maritime Corp. completes a business combination;

(ii)	the warrants are not subject to redemption if held by the initial holders thereof; and

(iii)
the warrants may be exercised on a cashless basis if held by the initial holders thereof by surrendering these warrants for that number of shares of common stock equal to the quotient obtained by dividing the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the warrant price and fair value. The fair value is defined to mean the average reported last sales price of common stock for the 10 trading days ending on the third business day prior to the date on which notice of exercise is received. No placement fees were payable on the warrants sold in the Private Placement. The sale of the warrants to executive officers did not result in the recognition of any stock-based compensation expense because they were sold at approximate fair market value.

Seanergy Maritime Corp. may call the warrants for redemption:

•	in whole and not in part,

•	at a price of $0.01 per warrant at any time,

•
upon a minimum of 30 days' prior written notice of redemption, and if, and only if, the last sale price of the common stock equals or exceeds $14.25 per share for any 20 trading days within a 30 trading day period ending three business days prior to the notice of redemption to the warrant holders.

There is no cash settlement for the warrants.

Subsequently, the underwriter notified Seanergy Maritime Corp. that it was not going to exercise any of the remaining units as part of its over-allotment option. The common stock and warrants included in the units began to trade separately on October 26, 2007.

Upon the dissolution and liquidation of Seanergy Maritime Corp., all outstanding warrants and the  underwriters unit purchase options of Seanergy Maritime Corp. concurrently became the Company's obligations and became exercisable to purchase the Company's common stock.

In connection with the public offering of January 28, 2010, the Company granted on February 3, 2010 1,041,667 warrants with an exercise price of $19.80 each. In addition, due to the over-allotment exercise on March 19, 2010, Seanergy granted additional 97,250 warrants, with terms identical to the warrants issued on February 3, 2010. The fair value of these warrants amounted to $1,053. No expenses were recorded in connection with these warrants which were classified in equity.

Following the Company's reverse stock split which became effective on June 24, 2011 and began trading on a split-adjusted basis at the opening of trading on June 27, 2011, with respect to the warrants from the initial IPO of the Company in 2007, the warrant price has increased so that fifteen (15) warrants now entitle the registered holder thereof to purchase from the Company an aggregate of one share of post-split common stock of the Company at the aggregate price of $97.50 per share of post-split common stock.

With respect to each unit purchasable under the Unit Option from the Company's initial IPO, each unit now consists of one-fifteenth of a share of post-split common stock of the Company and one warrant to purchase one-fifteenth of a share of post-split common stock of the Company.

With respect to the warrants from the Company's secondary offering that closed on February 3, 2010, as a result of the reverse stock split, each warrant now reflects an increase in the per share exercise price and a decrease in the number of warrant shares at the same proportion as the reverse stock split. Accordingly, each warrant is now exercisable for one-fifteenth of a share, following the reverse stock split at an exercise price of $19.80 for each such warrant share.

As of December 31, 2011, Seanergy Maritime Holdings Corp. has 1,138,917 warrants which are outstanding and exercisable to purchase an aggregate of approximately 75,927 shares of the Seanergy's common stock. Seanergy previously had issued 38,984,667 warrants, exercisable to purchase an aggregate of approximately 2,598,977 shares of the Company's common stock, which have expired in accordance with their terms since September 24, 2011 and are no longer outstanding.

(c) Registration Rights

(i) 2010 Public Offering - Concurrent sale of shares to shareholders affiliated with the Restis family

With respect to the additional 277,778 shares of common stock purchased in February 2010 by the four of the Company's major shareholders affiliated with the Restis family, the Company entered into a Registration Rights Agreement on March 26, 2010. Pursuant to such Registration Rights Agreement, on or prior to the 120th day following the closing date of the public offering the Company filed a registration statement with the Securities and Exchange Commission registering the resale of the 277,778 shares.

(ii) 2010 Public Offering - Underwriters' representatives warrants

In connection with the completion of the Company's public offering in February 2010, Seanergy issued to Maxim Group LLC and Rodman & Renshaw, LLC, joint book-running managers and representatives of the underwriters, aggregate of 1,041,667 warrants to purchase shares of the Company's common stock for services provided in connection with the offering. In addition due to the over-allotment exercise on March 19, 2010, the Company granted additional 97,250 warrants to the underwriters with terms identical to the warrants issued on February 3, 2010. The exercise price of all such warrants was $19.80 per share. The warrants are exercisable for a period commencing July 28, 2010 and expiring January 28, 2015. The Company may not call the warrants for redemption. The exercise price and number of shares underlying the warrants to be issued to the underwriters' representatives may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their exercise price.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the Company's offices, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to the Company, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of the Company's common stock. After the issuance of shares of common stock underlying the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

The Company had agreed to file a post-effective amendment to the registration statement relating to the public offering it completed in February 2010 no later than six months after the date of issuance of the representatives' warrants to Maxim Group LLC and Rodman & Renshaw, LLC (the "Six Month Date") and to maintain the effectiveness of such registration statement for a period of one year from the date such post-effective amendment is declared effective by the SEC or the Six Month Date, whichever is later, subject to certain black-out periods. Such post-effective amendment was filed on September 24, 2010 and was declared effective by the SEC on October 4, 2010. In addition, the Company granted Maxim Group LLC and Rodman & Renshaw, LLC certain "piggy-back" registration rights on registration statements filed prior to the expiration date of the representatives' warrants. The Company has agreed to bear the expenses incurred in connection with the filing of the post-effective amendment and any subsequent registration statement, other than underwriting discounts and/or commissions and the legal fees of counsel to Maxim Group LLC and/or Rodman & Renshaw, LLC.

(d) Preferred Stock

On August 4, 2011, the Company amended its Amended and Restated Articles of Incorporation to increase the number of authorized preferred stock with par value $0.0001 per share from 1,000,000 to 25,000,000, with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors. As of December 31, 2011, no shares of preferred stock have been issued.

(e) Dividends

The declaration and payment of any dividend is subject to the discretion of Seanergy's board of directors and is dependent upon its earnings, financial condition, cash requirements and availability, fleet renewal and expansion, restrictions in its loan agreements, the provisions of Marshall Islands law affecting the payment of dividends to shareholders and other factors. Seanergy's board of directors may review and amend its dividend policy from time to time in light of its plans for future growth and other factors.

As a condition of the waiver from Marfin (see Note 12), dividends will not be declared without the prior written consent of Marfin.

Vessel Revenue-Related Party, net	12 Months Ended
Dec. 31, 2011
Vessel Revenue - Related Party Disclosure [Abstract]
Vessel Revenue - Related Party, net [Text Block]

17.	Vessel Revenue - Related Party, net:

During the years ended December 31, 2011, 2010 and 2009, several of the Company's vessels were employed under time charters with SAMC and Swissmarine. Revenue from related party is shown net of off-hire expenses of $362, $394 and $458, respectively.

Vessel Operating Expenses	12 Months Ended
Dec. 31, 2011
Vessel Operating Expenses Disclosure [Abstract]
Vessel Operating Expenses [Text Block]

18.	Vessel Operating Expenses:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	2011	2010	2009
Crew wages and related costs	16,423	14,095	7,762
Chemicals and lubricants	3,546	3,412	2,088
Repairs and maintenance	9,735	9,475	4,456
Insurance	3,490	2,825	1,551
Miscellaneous expenses	1,533	860	365
Total	34,727	30,667	16,222

General and Administration Expenses	12 Months Ended
Dec. 31, 2011
General and Administration Expenses Disclosure [Abstract]
General and Administration Expenses [Text Block]

19.	General and Administration Expenses:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	2011	2010	2009
Auditors' and accountants' fees	752	994	1,159
Professional services	1,844	1,615	1,831
Salaries, BOD remuneration and other compensation	3,219	3,159	2,086
D&O Insurance	173	166	120
Other	2,082	1,672	732
Total	8,070	7,606	5,928

Other expenses for the year ended December 31, 2011 mainly include MCS office rent of $561, common building expenses for the executive offices of $110, subscription expenses of $146 and travelling and transportation expenses of $236. Other expenses for the year ended December 31, 2010 mainly include MCS office rent of $654, common building expenses for the executive offices of $134, subscription expenses of $118 and travelling and transportation expenses of $116. Other expenses for the year ended December 31, 2009 mainly include common building expenses for the executive offices of $132, printing and stationary expenses of $132 and travelling and transportation expenses of $56.

General and Administration Expenses-Related Party	12 Months Ended
Dec. 31, 2011
General and Administration Expenses-Related Party Disclosure [Abstract]
General and Administration Expenses - Related Party [Text Block]

20.	General and Administration Expenses - Related Party:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	2011	2010	2009
Office rental (Note 3(d))	603	697	726
Administrative fee (Note 3(a))	-	-	16
Total	603	697	742

Interest and Finance Costs	12 Months Ended
Dec. 31, 2011
Interest and Finance Costs Disclosure [Abstract]
Interest and Finance Costs [Text Block]

21.	Interest and Finance Costs:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	2011	2010	2009
Interest on long-term debt	9,926	9,078	4,695
Interest on revolving credit facility	2,330	2,259	1,659
Amortization of debt issuance costs	657	738	608
Restructuring fees on acquired debt	407	705	145
Commitment fee on un-drawn revolving credit facility	-	35	14
Other	162	116	109
Total	13,482	12,931	7,230

Interest Income	12 Months Ended
Dec. 31, 2011
Interest Income Disclosure [Abstract]
Interest Income [Text Block]

22.	Interest Income:

Interest income for the year ended December 31, 2011 of $60 represents interest earned on term deposits at an annualized interest rate ranging from 0.08% to 6.00%. Interest income for the year ended December 31, 2010 of $358 represents interest earned on term deposits at an annualized interest rate ranging from 0.20% to 2.20%. Interest income for the year ended December 31, 2009 of $430 represents interest earned on term deposits at an annualized interest rate ranging from 0.35% to 1.40%.

Earnings (loss) per Share	12 Months Ended
Dec. 31, 2011
Net (loss) income per common share [Abstract]:
Earnings (loss) per Share [Text Block]

23.	(Loss) earnings per Share:

The calculation of net (loss) income per common share is summarized below:

	2011	2010	2009
Basic:
Net (loss) income attributable to Seanergy Maritime Holdings Corp.	$(197,756)	$132	$30,052

Weighted average common shares outstanding - basic	7,314,636	5,861,129	1,725,531
Net (loss) income per common share - basic	$(27.04)	$0.02	$17.42

Diluted:
Net (loss) income attributable to Seanergy Maritime Holdings Corp.	$(197,756)	$132	$30,052
Interest expense on convertible promissory note due to shareholders	-	-	386
Diluted net (loss) income	$(197,576)	$132	$30,438

Weighted average common shares outstanding - basic	7,314,636	5,861,129	1,725,531
Convertible note - to related party	-	-	94,941
Contingently-issuable shares - earn-out	-	-	214,813
Weighted average common shares outstanding - diluted	7,314,636	5,861,129	2,035,285

Net (loss) income per common share - diluted	$(27.04)	$0.02	$14.77

The convertible note to shareholders has been included in the diluted Earnings per Share calculations using the "as if converted" method up to the date of the actual conversion and the applicable conversion ratio.

On September 15, 2010, the Company issued 1,650,794 shares in connection with the acquisition of the remaining 49% of MCS. For the purpose of calculating earnings per share, these are considered outstanding as of May 20, 2010, the date that common control existed.

On October 22, 2010, the Company issued 1,650,794 shares in connection with the acquisition of the remaining 50% of BET. For the purpose of calculating earnings per share, these are considered outstanding as of May 20, 2010, the date that common control existed.

The 3,332 non-vested shares issued under the Equity Incentive Plan (Note 24) are excluded from the diluted EPS calculation for the year ended December 31, 2011 due to their anti-dilutive effect.

As of December 31, 2011, 2010 and 2009 all outstanding warrants to acquire 1,138,917, 2,674,906 and 2,598,978 shares of common stock, respectively, were anti-dilutive. The underwriters' purchase options (common shares of 66,667 and warrants of 1,000,000) were also anti-dilutive for the years ended December 31, 2011, 2010 and 2009.

Thus, as of December 31, 2011, securities that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS as mentioned above are:

Private warrants	1,138,917
Underwriters purchase options - common shares	66,667
Underwriters purchase options - warrants	1,000,000
Non-vested shares	3,332
Total	2,208,916

Equity Incentive Plan	12 Months Ended
Dec. 31, 2011
Equity Incentive Plan Disclosure [Abstract]
Equity Incentive Plan [Text Block]

24.	Equity Incentive Plan:

On January 12, 2011 the Board adopted the Seanergy Maritime Holdings Corp. 2011 Equity Incentive Plan, or the Plan.  A total of 8,750,000 shares of common stock were reserved for issuance under the Plan, which is administered by the Compensation Committee of the Board of Directors.  Under the Plan, officers, key employees, directors, consultants and service providers may be granted incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, unrestricted stock and restricted stock units at the discretion of the Compensation Committee. On February 16, 2011, the Compensation Committee granted an aggregate of 3,332 restricted shares of common stock, or the February 2011 Shares, pursuant to the Plan. 2,667 of the February 2011 Shares were granted to Seanergy's two executive directors and the other 665 of the February 2011 Shares were granted to certain of Seanergy's other employees. All of the February 2011 Shares vest proportionally over a period of three years in equal installments, commencing on January 10, 2012. The fair value of each February 2011 Share on the grant date was $13.28 and will be expensed over three years. The amortization of stock based compensation for the year ended December 31, 2011, amounted to $14 and is recorded in general and administrative expenses in the accompanying consolidated statement of income.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

25.	Subsequent Events:

The Company has evaluated subsequent events that occurred after the balance sheet date but before the issuance of these consolidated financial statements and, where it was deemed necessary, appropriate disclosures have been made.

a)	As of January 1, 2012, the monthly lease payment with Waterfront S.A. was amended to EUR 25,000.
b)
On January 24, 2012, the Company received written notification from The Nasdaq Stock Market ("Nasdaq") indicating that because the market value of the publicly held shares ("MVPSH") of the Company's common stock for 30 consecutive business days, from December 6, 2011 to January 23, 2012, was below the minimum requirement of $5,000 for the continued listing on the Nasdaq Global Market, the Company is not in compliance with Nasdaq Listing Rule 5450(b)(1)(C). The applicable grace period to regain compliance is 180 days. On March 1, 2012, Nasdaq confirmed that the Company has regained such compliance.

c)	On January 31, 2012, the Company entered into an amendment of certain terms of its facilities' agreement with Marfin. See Note 11 for further details.
d)
On February 2, 2012, the Company announced the successful completion of the previously announced equity injection by four entities affiliated with members of the Restis family. In exchange of $10,000, the Company has issued an aggregate of 4,641,620 common shares to the four entities at a price of $2.15442, which was the average closing price of the five trading days preceding the execution of the purchase plan. Following the issuance of the shares, the Company has a total of 11,959,282 outstanding common shares. These shares would decrease net loss per share for 2011 by approximately $10.50 if they had been issued and outstanding for the entire year of 2011.

e)	On February 7, 2012, the Company entered into an amendment of certain terms of its loan facility by and among (inter alios) BET and Citibank. See Note 11 for further details.
f)
On February 9, 2012, the Company announced that it has signed a Memorandum of Agreement with an unaffiliated third party for the sale of its Handymax dry bulk carrier, the African Zebra, for a gross price of $4.1 million. The vessel was delivered to its new owners on February 15, 2012. The Company used $4.0 million from the proceeds of this sale to prepay part of the outstanding debt of this vessel. The sale will result in a book loss of approximately $2.4 million.